Exhibit 10.3

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of March 12, 2014 (as amended, supplemented or otherwise modified from time to time, this “Security Agreement”), is made by UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”), UNILIFE CORPORATION, a Delaware corporation (“Holdings”), Unilife Cross Farm LLC, a Delaware limited liability company (“Cross Farm”), UNILIFE MEDICAL SOLUTIONS PTY LIMITED, a company registered in South Australia with ACN 008 071 403 (“Solutions”) and UNITRACT SYRINGE PTY LTD, a company registered in Western Australia with ACN 101 059 723 (“Syringe”; and together with the Borrower, Holdings, Cross Farm and Solutions, and any other entity that may become a party hereto as provided herein, each a “Grantor” and, collectively, the “Grantors”) in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (together with its successors, transferees and assignees, the “Lender”), for itself and as agent for ROYALTY OPPORTUNITIES S.À R.L, a Luxembourg société à responsabilité limitée (together with its successors, transferees and assignees, “ROS”) and the other parties to which the Grantors may owe any Obligations (together with the Lender and ROS, the “Secured Parties” and each, a “Secured Party”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender, the Lender has extended a Commitment to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the Initial Loan under the Credit Agreement and entering into the other Loan Documents, each Grantor is required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of the Lender, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Accounts” is defined in Section 4.3(b).

“Computer Hardware and Software Collateral” means (a) all of the Grantors’ computer and other electronic data processing hardware, integrated computer systems, central processing

Exhibit 10.3

units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form; (b) all software programs (including both source code, object code and all related applications and data files) designed for use on the computers and electronic data processing hardware described in clause (a) above; (c) all firmware associated therewith; (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Lender, that provides for the Lender to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all copyrights of the Grantors, whether statutory or common law, whether registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantors’ rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including the copyrights referred to in Item A of Schedule V, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by the Grantors.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

“Filing Statements” is defined in Section 3.7(b).

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

Exhibit 10.3

“Grantor” and “Grantors” are defined in the preamble.

“Hikma Collateral” has the meaning given such term in the Security Agreement, between Hikma Pharmaceuticals LLC, the Borrower and Syringe, attached hereto as Exhibit D.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral, the Trade Secrets Collateral, Product Agreements and Regulatory Authorizations.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Investment Property” means, collectively, (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC and (b) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Lender” is defined in the preamble.

“Patent Collateral” means:

(a) all of the Grantors’ (i) inventions and discoveries, whether patentable or not, and (ii) letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule III;

(b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c) all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule III; and

(d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any patent or patent application and for breach or enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 8.3 of the Credit Agreement.

“Pledged Notes” means all promissory notes listed on Item J of Schedule II (as such schedule may be amended or supplemented from time to time), all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“ROS” is defined in the preamble.

“Securities Act” is defined in Section 6.2(a).

“Security Agreement” is defined in the preamble.

Exhibit 10.3

“Trade Secrets Collateral” means all of the Grantors’ common law and statutory trade secrets and all other confidential, proprietary or useful information, and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“Trademark Collateral” means:

(a) (i) all of the Grantors’ trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks”);

(b) all Trademark licenses for the grant by or to any Grantors of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV; and

(c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e) all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3. UCC Definitions. When used herein the terms “Account”, “Certificate of Title”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Goods”, “Instrument”, “Inventory”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, “Security Entitlement”, “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. “Letters of Credit” has the meaning provided in Section 5-102 of the UCC.

SECTION 1.4. Interpretation. The provisions of Section 1.5 of the Credit Agreement are incorporated in, and apply to, this Agreement as if set out in full with any necessary amendments.

ARTICLE II

SECURITY INTEREST

SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d) Deposit Accounts;

(e) Documents;

(f) General Intangibles;

(g) Goods (including Goods held on consignment with third parties);

(h) Instruments;

(i) Investment Property;

(j) Letter-of-Credit Rights and Letters of Credit;

(k) Supporting Obligations;

(l) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section (collectively, “Collateral Records”);

Exhibit 10.3

(m) all Proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Lender is the loss payee thereof) in respect of Collateral and (B) all tort claims; and

(n) all other property and rights of every kind and description and interests therein.

Notwithstanding the foregoing, the term “Collateral” shall not include the following “Excluded Property”:

(i) any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

(ii) trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(iii) any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset;

(iv) any asset subject to a Permitted Lien (other than Liens in favor of the Lender) securing obligations permitted under the Credit Agreement to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the Grantor’s use of such asset;

(v) the accounts described in paragraphs (ii) and (iv) of the definition of Excluded Accounts; or

(vi) any Hikma Collateral, until such time, with respect to any such Collateral, as such Collateral no longer secures any obligations owing to Hikma Pharmaceuticals LLC;

provided, that the property described in paragraphs (i), (iii) and (iv) above shall only be excluded from the term “Collateral” to the extent the conditions stated in such paragraphs are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law and the term “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

Exhibit 10.3

SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Lender is granted a security interest hereunder by the Grantors secure the payment and performance of all of the Obligations.

SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a) the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b) the exercise by the Lender of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c) the Lender will not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will the Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4. Distributions on Capital Securities; Payments on Pledged Notes. In the event that any (a) Distribution with respect to any Capital Securities or (b) payment with respect to any Pledged Notes, in each case pledged hereunder, is permitted to be paid (in accordance with Section 8.6 of the Credit Agreement), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution or payment is made in contravention of Section 8.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Lender until paid to the Lender in accordance with Section 4.1.5.

SECTION 2.5. Security Interest Absolute, Etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Lender and the security interests granted to the Lender hereunder, and all obligations of the Grantors hereunder, shall, to the fullest extent permitted by applicable law, in each case, be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document (other than this Security Agreement);

(b) the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against Holdings, the Borrower or any of the Subsidiaries or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or Collateral securing, any Obligations;

Exhibit 10.3

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

(d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives, until payment of all Obligations, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder), or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by the Lender securing any of the Obligations; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of Holdings, the Borrower or any of the Subsidiaries, any surety or any guarantor.

SECTION 2.6. Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party until following the Termination Date. No Grantor shall seek or be entitled to seek any contribution or reimbursement from Holdings, the Borrower or any of the Subsidiaries, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender and shall immediately be paid and turned over to the Lender in the exact form received by such Grantor (duly endorsed in favor of the Lender, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1(b); provided that if such Grantor has made payment to the Lender of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Lender will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against Holdings, the Borrower or any of the Subsidiaries (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Lender.

Exhibit 10.3

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into the Credit Agreement and make the Loans thereunder, the Grantors represent and warrant to the Lender as set forth below.

SECTION 3.1. As to Capital Securities of the Subsidiaries, Investment Property.

(a) With respect to any U.S. Subsidiary of any Grantor that is

(i) a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary (including the Borrower) are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate or certificates; and

(ii) a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) are dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Lender is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Lender to comply with any instructions of the Lender without the consent of such Grantor.

(b) Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor in a Subsidiary (including the Borrower) on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable) to the Lender, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Lender.

(c) With respect to Uncertificated Securities constituting Collateral owned by any Grantor in a Subsidiary (including the Borrower) on the Closing Date (or the date such Grantor becomes a party to this Security Agreement, as applicable), such Grantor has caused the issuer thereof either to (i) register the Lender as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Lender that such issuer will comply with instructions with respect to such security originated by the Lender without further consent of such Grantor.

(d) The percentage of the issued and outstanding Capital Securities of each Subsidiary (including the Borrower) pledged on the Closing Date by each Grantor hereunder is as set forth on Schedule I. All shares of such Capital Securities have been duly and validly issued and are fully paid and nonassessable.

(e) Each of the Intercompany Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

Exhibit 10.3

SECTION 3.2. Grantor Name, Location, Etc. In each case as of the date hereof:

(a) (i) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC and (ii) the address of each Grantor’s executive office and principal place of business is set forth in Item A of Schedule II.

(b) The Grantors do not have any trade names other than those set forth in Item C of Schedule II hereto.

(c) During the twelve months preceding the date hereof (or preceding the date such Grantor becomes a party to this Security Agreement, as applicable), no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II hereto.

(d) Each Grantor’s federal taxpayer identification number (or foreign equivalent) is (and, during the twelve months preceding the date hereof, such Grantor has not had a federal taxpayer identification number (or equivalent) different from that) set forth in Item E of Schedule II hereto.

(e) No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(f) No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(g) No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(h) No Grantor has Commercial Tort Claims except as set forth on Item I of Schedule II.

(i) The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.

SECTION 3.3. Ownership, No Liens, Etc. Each Grantor owns its Collateral free and clear of any Lien, except for any security interest (a) created by this Security Agreement and (b) Permitted Liens. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Lender relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Lender on the Closing Date.

Exhibit 10.3

SECTION 3.4. Possession of Inventory, Control, Etc.

(a) Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory that is in transit in the ordinary course of business, (ii) Equipment and Inventory that in the ordinary course of business is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Lender pursuant to this Security Agreement and has authenticated a record acknowledging that it holds possession of such Collateral for the Lender’s benefit and waives any Lien held by it against such Collateral, (iii) Inventory that is in the possession of a consignee in the ordinary course of business, (iv) Instruments or Promissory Notes that have been delivered to the Lender pursuant to Section 3.5, and (v) Equipment and Inventory at any single location which does not meet the requirements of sub-sections (i), (ii), (iii) or (iv) above, but the value of such Equipment and Inventory at such location is not in an aggregate amount of more than $100,000. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (w) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (x) issued any Document for any such Equipment or Inventory, or (y) received notification of the Lender’s interest (other than the security interest granted hereunder) in any such Equipment or Inventory or (z) any Lien on any such Equipment or Inventory. All Collateral Records of the Grantors are maintained at or accessible from the locations set forth in Item A of Schedule II.

(b) Each Grantor is the sole entitlement holder of its Deposit Accounts (other than the Excluded Accounts) and no other Person (other than the Lender pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Deposit Accounts (other than the Excluded Accounts) or any other securities or property credited thereto.

SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Lender possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper (other than any Document, Instrument, Promissory Note or tangible Chattel Paper not exceeding $20,000 in principal amount) owned or held by such Grantor on the Closing Date.

SECTION 3.6. Intellectual Property Collateral. Except as disclosed on Schedules III through VI, with respect to any Intellectual Property Collateral:

(a) any Intellectual Property Collateral owned by any Grantor is valid, subsisting, unexpired ahead of its natural expiration or term, and enforceable and has not been abandoned by the Grantor or adjudged invalid or unenforceable, in whole or in part;

(b) such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to all Intellectual Property Collateral owned by such Grantor and to the knowledge of such Grantor, no claim has been made that the use of such Intellectual Property Collateral by such Grantor does or may, conflict with, infringe, misappropriate, dilute, misuse or otherwise violate in any material respect, any of the rights of any third party;

Exhibit 10.3

(c) such Grantor has made all necessary filings and recordations to protect its interest in any Intellectual Property Collateral owned by such Grantor to the extent such filing or recordation is necessary for the conduct of the business substantially in the manner presently conducted, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office (or foreign equivalent), and its claims to the Copyright Collateral in the United States Copyright Office (or foreign equivalent), and, to the extent necessary, has used proper statutory notice in connection with its use of any material Patent, Trademark and Copyright in any of the Intellectual Property Collateral;

(d) such Grantor has taken reasonable steps to safeguard its Trade Secrets and to its knowledge (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any material way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral;

(e) to such Grantor’s knowledge, no third party is infringing upon any Intellectual Property owned or used by such Grantor in any material respect;

(f) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any Intellectual Property;

(g) such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property for purposes of granting a security interest or as Collateral that has not been terminated or released except the security interest granted to Hikma Pharmaceuticals LLC in the Hikma Collateral;

(h) such Grantor has executed and delivered to the Lender Intellectual Property Collateral security agreements for all Copyrights, Patents and Trademarks owned by such Grantor, including all Copyrights, Patents and Trademarks on Schedule III through VI (as such schedules may be amended or supplemented from time to time by notice by such Grantor to the Lender);

(i) such Grantor uses commercially reasonable standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademarks and has taken commercially reasonable action necessary to insure that all licensees of the Trademarks owned by such Grantor use such adequate standards of quality;

Exhibit 10.3

(j) the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement will not result in the termination or material impairment of any of the Intellectual Property Collateral; and

(k) to such Grantor’s knowledge, such Grantor owns or is entitled to use by license, lease or other agreement, all Patents, Trademarks, Trade Secrets, Copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing as necessary to conduct the business and operations of such Grantor substantially in the manner presently conducted.

SECTION 3.7. Validity, Etc.

(a) This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations to the extent such security interest may be created pursuant to Article 9 of the UCC.

(b) As of the Closing Date, each Grantor has filed or will cause to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (or has delivered to the Lender the Filing Statements suitable for timely and proper filing in such offices) and has taken all other actions required by the Lender for the Lender to obtain control (either itself or through an agent) of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC.

(c) Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Lender to the extent that a security interest therein may be perfected by filing a financing statement pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens (in which case such security interest shall have such priority of right contemplated by the Loan Documents and subject only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied, except as expressly specified in the Loan Documents).

SECTION 3.8. Authorization, Approval, Etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either

(a) for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b) for the perfection or maintenance of the security interests hereunder including the first priority nature of such security interest (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States

Exhibit 10.3

Copyright Office or, with respect to foreign Intellectual Property Collateral, the taking of appropriate action under applicable foreign law and, with respect to after-acquired Intellectual Property Collateral, any subsequent filings in United States intellectual property offices) or the exercise by the Lender of its rights and remedies hereunder; or

(c) for the exercise by the Lender of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.9. Best Interests. It is in the best interests, and for the commercial benefit, of each Grantor (other than the Borrower) to execute this Security Agreement inasmuch as such Grantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lender pursuant to the Credit Agreement, and each Grantor agrees that the Lender is relying on this representation in agreeing to make such Loans pursuant to the Credit Agreement to the Borrower.

ARTICLE IV

COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1. As to Investment Property, Etc.

SECTION 4.1.1. Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries (including the Borrower):

(a) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;

(b) that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and

(c) to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Lender pursuant to the terms of this Security Agreement).

Exhibit 10.3

SECTION 4.1.2. Investment Property (other than Certificated Securities).

(a) With respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will cause (except for Excluded Accounts) the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Lender’s instructions with respect to such Investment Property without further consent by such Grantor.

(b) With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will cause the issuer of such securities to either (i) register the Lender as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Lender’s instructions with respect to such Uncertificated Securities without further consent by such Grantor. Each party hereto that is such an issuer of any Uncertificated Securities hereby agrees that such party will comply with instructions with respect to such security originated by the Lender.

SECTION 4.1.3. Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities constituting Collateral, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Lender.

SECTION 4.1.4. Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) (a) deliver to the Lender all Investment Property and all Payment Intangibles to the extent that such Investment Property or Payment Intangibles are evidenced by a Document, Instrument, Promissory Note or Chattel Paper (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $20,000 in the principal amount), and (b) at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, security interest therein and in all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Lender possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $20,000 in the principal amount).

SECTION 4.1.5. Voting Rights, Dividends, Etc. Each Grantor agrees:

(a) upon receipt of notice of the occurrence and continuance of an Event of Default from the Lender and without any request therefor by the Lender, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Lender) to the Lender all dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Lender as additional Collateral, except for payments made in accordance with Section 8.6 of the Credit Agreement; and

Exhibit 10.3

(b) immediately upon the occurrence and during the continuance of an Event of Default and so long as the Lender has notified such Grantor of the Lender’s intention to exercise its voting power under this clause,

(i) with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the Lender as a general partner or member, as applicable;

(ii) that the Lender may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Lender an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(iii) to promptly deliver to the Lender such additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Lender, shall, until delivery to the Lender, be held by such Grantor separate and apart from its other property in trust for the Lender. The Lender agrees that unless an Event of Default shall have occurred and be continuing and the Lender shall have given the notice referred to in clause (b), such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Lender will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.2. Change of Name, Etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except as otherwise permitted by the Credit Agreement.

SECTION 4.3. As to Accounts.

(a) Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b) Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Lender to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Lender for deposit in a Deposit Account of such Grantor maintained with the Lender (together with any other Deposit Accounts or Security Accounts pursuant to which any portion of the Collateral is deposited with the

Exhibit 10.3

Lender, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Lender until delivery thereof is made to the Lender.

(c) Following the delivery of notice pursuant to clause (b)(ii), the Lender shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are then due and payable.

(d) With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Lender and (iii) the Lender shall have the sole right of withdrawal over such Collateral Account.

SECTION 4.4. As to Grantors’ Use of Collateral.

(a) Subject to clause (b), each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Lender may reasonably request following the occurrence of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b) At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Lender may (i) revoke any or all of the rights of each Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c) Upon the request of the Lender following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder.

(d) At any time following the occurrence and during the continuation of an Event of Default, the Lender may endorse, in the name of such Grantor, any item, howsoever received by the Lender, representing any payment on or other Proceeds of any of the Collateral.

Exhibit 10.3

SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a) such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain the quality of products and services offered under all of the Trademark Collateral at a level substantially consistent with the quality of products and services offered under such Trademark as of the date hereof, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor reasonably and in good faith determines that either (x) the further prosecution or maintenance of such Intellectual Property Collateral is not economically justified in relation to the economic value, or potential or expected economic value to such Grantor or any other Credit Obligor, (y) the loss of such Intellectual Property Collateral would not be material to such Grantor or any other Credit Obligor or (z) the Grantor, in its reasonable judgment, determines that further prosecution of such Intellectual Property Collateral is unlikely to result in an allowance of exclusive patent rights;

(b) such Grantor shall promptly notify the Lender if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may, in the Grantor’s reasonable commercial judgment, become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

Exhibit 10.3

(c) at the times and with such frequency set forth in Section 4.5(e) below, each Grantor shall notify the Lender of the filing of an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof by such Grantor or any of its agents, employees, designees or licensees, and, upon request of the Lender (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Lender may reasonably request to evidence the Lender’s security interest in such Intellectual Property Collateral;

(d) such Grantor will take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof (subject to the terms of the Credit Agreement), to maintain and pursue any material application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b) or such Grantor reasonably and in good faith determines that the failure to take any such step would not have a material adverse effect on the interests of the Lender in such Intellectual Property Collateral); and

(e) such Grantor will within 45 days after the end of each Fiscal Quarter execute and deliver to the Lender (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an interest in any such Intellectual Property or such Grantor filing (or any of its agents, employees, designees or licensees filing on behalf of a Grantor) an application for the registration of any Intellectual Property Collateral in accordance with Section 4.5(c) above, and shall execute and deliver to the Lender any other document reasonably required to evidence the Lender’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith (with the consent of the Lender) that any Intellectual Property Collateral is of negligible economic value to such Grantor.

SECTION 4.6. As to Letter-of-Credit Rights.

(a) Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Lender, intends to (and hereby does) collaterally assign to the Lender its rights (including its contingent rights ) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee.

(b) Upon the occurrence of an Event of Default, such Grantor will, promptly upon request by the Lender, (i) notify (and such Grantor hereby authorizes the Lender to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Lender hereunder and any payments due or to become due in respect thereof are to be made directly to the Lender and (ii) arrange for the Lender to become the transferee beneficiary of such Letter of Credit.

Exhibit 10.3

SECTION 4.7. As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the payment in full of the Obligations and termination of all Commitments, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Lender a supplement in form and substance reasonably satisfactory to the Lender, together with all supplements to schedules thereto, identifying such new Commercial Tort Claim.

SECTION 4.8. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $100,000, such Grantor shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Lender agrees with such Grantor that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender’s loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

SECTION 4.9. Further Assurances, Etc. Each Grantor agrees that, from time to time at its own expense, it will, subject to the terms of this Security Agreement, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Lender may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

(a) from time to time upon the request of the Lender, promptly deliver to the Lender such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Lender, with respect to such Collateral as the Lender may request and will, from time to time upon the request of the Lender, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Lender; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Lender hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper (other than any Instrument, negotiable Document, Promissory Note or tangible Chattel Paper in principal amount less than $20,000) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Lender;

Exhibit 10.3

(b) file (and hereby authorizes the Lender to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Lender may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Lender hereby;

(c) at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, at the request of the Lender, all Investment Property constituting Collateral, all dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4;

(e) not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Lender indicating that the Lender has a security interest in such Chattel Paper (provided that so long as no Event of Default is continuing, Chattel Paper and records relating to such Collateral for amounts in each case less than $20,000, need only be marked upon Lender’s request);

(f) furnish to the Lender, from time to time at the Lender’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral (including any real property locations where material Collateral Records or Collateral in excess of $100,000 in aggregate are located) as the Lender may request, all in reasonable detail (provided however, for so long as no Event of Default has occurred, Lender may not require such additional statements and schedules more than once per fiscal quarter); and

(g) do all things reasonably requested by the Lender in accordance with this Security Agreement (including dollar thresholds herein) in order to enable the Lender to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law. Each Grantor hereby authorizes the Lender to file financing

Exhibit 10.3

statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement. Each Grantor also agrees to promptly notify the Lender of any change in the location of any office in which it maintains Collateral Records or any office or facility at which Collateral is located (including the establishment of any such new office or facility).

ARTICLE V

THE LENDER

SECTION 5.1. Lender Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Lender as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Lender’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above; and

(c) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2. Lender May Perform. If any Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, that the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein to the extent provided for herein, and the expenses of the Lender incurred in connection therewith shall be payable by such Grantor pursuant to Section 10.3 of the Credit Agreement.

SECTION 5.3. Lender Has No Duty. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or responsibility for

(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Lender has or is deemed to have knowledge of such matters, or

(b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

Exhibit 10.3

SECTION 5.4. Reasonable Care. The Lender is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

SECTION 5.5. Lender as Agent for Other Secured Parties.

(a) Each of the Lender and ROS hereby irrevocably appoints the Lender hereunder and under the other Loan Documents as its agent and authorizes the Lender to take such actions on its behalf as collateral agent for all purposes hereunder and under the other Loan Documents pursuant to which any Grantor grants a Lien or other right in any collateral (including Collateral and any “Collateral” howsoever described in any Australian Security Document) to secure the Obligations and for purposes of acquiring, holding and enforcing any and all Liens on any collateral (including Collateral and any “Collateral” howsoever described in any Australian Security Document) granted by any Grantor to secure any of the Obligations, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Lender by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section are solely for the benefit of the Lender and ROS, and no Grantor shall have rights as a third-party beneficiary of any of such provisions.

(b) The Person serving as the collateral agent shall have the same rights and powers in its capacity as the Lender under the Credit Agreement and may exercise the same as though it were not the collateral agent. The Lender shall not have any duties or obligations except those expressly set forth in the Loan Documents, and its duties thereunder shall be administrative in nature. The Lender shall not be liable for any action taken or not taken by it with the consent or at the request of ROS or in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Lender may appoint any co-agents, sub-agents or attorneys-in-fact in connection with the foregoing.

(c) The Lender shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Lender also may rely upon any statement made to it orally (including by telephone) and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Lender may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. If in accordance with the terms of the

Exhibit 10.3

applicable Loan Documents, any additional Person is assigned, granted or otherwise transferred all or any portion of the Obligations under the Loan Documents (each such new Person, an “Additional Secured Party” and collectively, the “Additional Secured Parties”), such Additional Secured Party shall preserve all of its rights with respect to the security interests and Lien created pursuant to this Agreement, so that the security created by hereunder shall be automatically transferred to the assignee, transferee or new creditor after novation. Notwithstanding the foregoing, each Additional Secured Party shall deliver a counterpart signature page to this Agreement and accept and acknowledge its rights, duties and obligations as if it were a Secured Party to this Agreement as of the Closing Date (including the appointment of the Lender to act as its agent for the purposes of perfecting and maintaining the security interest in the Collateral on its behalf). On and after the delivery of a counterpart signature page to this Agreement by an Additional Secured Party, all references in this Agreement or in the other Loan Documents to the secured parties in reference to the Obligations shall mean, be and include a reference to such Additional Secured Party.

ARTICLE VI

REMEDIES

SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Lender on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

(i) take possession of any Collateral not already in its possession without demand and without legal process;

(ii) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties,

(iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and

(iv) without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at any public or private sale, at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated

Exhibit 10.3

to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Lender against all or any part of the Obligations as set forth in Section 4.4(b) of the Credit Agreement.

(c) The Lender may:

(i) transfer all or any part of the Collateral into the name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

(ii) notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder,

(iii) withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;

(iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

(v) endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral,

(vi) take control of any Proceeds of the Collateral, and

(vii) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2. Securities Laws. If the Lender shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1(a)(iv), each Grantor agrees that, upon request of the Lender, such Grantor will, at its own expense:

(a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Lender, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by

Exhibit 10.3

law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b) use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Lender;

(c) cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Lender by reason of the failure by such Grantor to perform any of the covenants contained in this Section and consequently agrees, to the fullest extent permitted by applicable law, that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Lender) of such Collateral on the date the Lender shall demand compliance with this Section.

SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4. Protection of Collateral. The Lender may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Lender may from time to time take any other action which the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

Exhibit 10.3

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender; provided that no Grantor may assign any of its obligations hereunder without the prior consent of the Lender.

SECTION 7.3. Amendments, Etc. No amendment or modification to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be delivered or made as provided in Section 10.2 of the Credit Agreement.

SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Lender will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Lender hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 7.6. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

SECTION 7.7. No Waiver, Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Exhibit 10.3

SECTION 7.8. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.9. Governing Law, Entire Agreement, Etc. THIS SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Security Agreement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto

SECTION 7.10. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Security Agreement shall become effective when counterparts hereof executed on behalf of all of the signatories hereto, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Security Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 7.11. Australian Subsidiaries. Notwithstanding anything to the contrary herein, nothing herein shall apply to any Collateral owned by an Australian Subsidiary and not located in the United States or any state or territory thereof (including the District of Columbia) or created pursuant to or governed by any United States federal law or the laws of state or territory thereof (including the District of Columbia) (it being understood that all Intellectual Property (regardless of where registered), other than Intellectual Property registered in Australia, is deemed located in the United States for purposes of this paragraph), which is in the subject of the General Security Deed executed by Holdings and the Australian Subsidiaries in favor of Lender and not this Agreement.

[Signature Page Follows]

Exhibit 10.3

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

EXECUTED as a deed by each Australian Subsidiary.

UNILIFE MEDICAL SOLUTIONS, INC.			UNILIFE CORPORATION

By:	/s/ Alan Shortall		By:	/s/ Alan Shortall
	Name:	Alan Shortall		Name:	Alan Shortall
	Title:	Chairman and CEO		Title:	Chairman and CEO

UNILIFE CROSS FARM LLC

			By:	/s/ Alan Shortall
				Name:	Alan Shortall
				Title:	Chairman and CEO

Executed by Unilife Medical Solutions Pty Limited in accordance with Section 127 of the Corporations Act 2001

/s/ Alan Shortall	f	/s/ Ramin Mojdehbakhsh	f
Signature of director		Signature of director/company secretary
(Please delete as applicable)

Alan Shortall		Ramin Mojdehbakhsh
Name of director (print)		Name of director/company secretary (print)

Executed by Unitract Syringe Pty Ltd in accordance with Section 127 of the Corporations Act 2001

/s/ Alan Shortall	f	/s/ Ramin Mojdehbakhsh	f
Signature of director		Signature of director/company secretary
(Please delete as applicable)

Alan Shortall		Ramin Mojdehbakhsh
Name of director (print)		Name of director/company secretary (print)

Signature Page to Security Agreement

Exhibit 10.3

ROS ACQUISITION OFFSHORE LP, as the Lender, for itself and as agent
By OrbiMed Advisors LLC,
its investment manager

By:	/s/ Sven Borho
	Name:	Sven Borho
	Title:	Managing Member

ROYALTY OPPORTUNITIES S.À R.L, as Secured Party

By	OrbiMed Advisors LLC,
its investment manager

By:	/s/ Sven Borho
	Name:	Sven Borho
	Title:	Managing Member

Signature Page to Security Agreement

Exhibit 10.3

SCHEDULE I

to Security Agreement

Name of Grantor:	Interest:
Unilife Corporation	100% of the membership interests in Unilife Cross Farm, LLC
Unilife Corporation	315,706,616 ordinary shares of Unilife Medical Solutions Pty Limited
Unilife Medical Solutions Pty Limited	44,750,000 ordinary shares of Unitract Syringe Pty Ltd.
Unilife Medical Solutions Pty Limited	15,000 common shares of Unilife Medical Solutions, Inc.

Exhibit 10.3

SCHEDULE II

to Security Agreement

I.	Item A. Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:	Chief Executive Office and Principal Place of Business

Unilife Medical Solutions, Inc.	Delaware	250 Cross Farm Lane York, PA 17406

Unilife Corporation	Delaware	250 Cross Farm Lane York, PA 17406

Unilife Cross Farm LLC	Delaware	250 Cross Farm Lane York, PA 17406

Unilife Medical Solutions Pty Ltd.	Washington, DC	250 Cross Farm Lane York, PA 17406 1 Chifley Square, Level 1 Sydney, NSW, Australia

Unitract Syringe Pty Ltd.	Washington, DC	250 Cross Farm Lane York, PA 17406 1 Chifley Square, Level 1 Sydney, NSW, Australia

II.	Item B. Filing locations last five years.

Same as above

III.	Item C. Trade names.

Name of Grantor:	Trade Names:
None.

IV.	Item D. Merger or other corporate reorganization.

None

Exhibit 10.3

V.	Item E. Grantor’s federal taxpayer ID numbers.

Name of Grantor:	Taxpayer ID numbers:
Unilife Medical Solutions, Inc.	11-2679944
Unilife Corporation	27-1049354
Unilife Cross Farm LLC	80-0503994
Unilife Medical Solutions PTY LTD	N/A
Unitract Syringe Pty Ltd.	N/A

VI.	Item F. Government Contracts.

None.

VII.	Item G. Deposit Accounts, Securities Accounts and Commodities Accounts.

See attached Exhibit II(G) for deposit accounts

Name of Grantor:	Description of Deposit Accounts, Securities Accounts and Commodities Accounts:

VIII.	Item H. Letter of Credit Rights.

None.

IX.	Item I. Commercial Tort Claims.

None

X.	Item J. Pledged Notes.

None.

Exhibit 10.3

SCHEDULE III

to Security Agreement

XI.	Item A. Patents

See attached Exhibit III

XII.	Item B. Patent Licenses

None

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

RETRACTABLE SYRINGE	Australia	PATENT 731159	22.09.1998		GRANTED 19.01.2001	Patent Valid to 22 September 2018

	USA	PATENT 6,083,199	22.09.1998		GRANTED 04.07.2000	Patent Valid to 22 September 2018

SINGLE USE SYRINGE	International Patent Application	PCT/AU01/000458	20.04.2001	WO 01/80930 (01.11.2001)	Expired

	Australia	PATENT 2001252019	20.04.2001	AU200152019	GRANTED	Patent Valid to 20 April 2021

	Brazil	PATENT PI 0110366-0	20.04.2001	BR200110366	GRANTED	Patent Valid to 20 April 2021

	Canada	PATENT 2,406,567	20.04.2001	CA2406567	GRANTED	Patent Valid to 20 April 2021

	China	PATENT ZL 01808697.7	20.04.2001	CN1429122A-CN1236827	GRANTED	Patent Valid to 20 April 2021

	Europe (Designated UK, Ireland, Germany, Sweden, Denmark, Liechtenstein, Switzerland, Cyprus, Turkey, Netherlands, Greece, Spain, Portugal, Monaco, Italy, Belgium, Luxembourg, France, Austria & Finland)	01925194.1		EP1276530A	Pending

	India	PATENT 239341	20.04.2001		GRANTED	Patent Valid to 20 April 2021

	Indonesia	WO 02002 02614	20.04.2001	035.615A 20.03.2003	Pending

	Hong Kong	03105302.9	20.04.2001		Pending

	Japan	PATENT 4891512	20.04.2001	JP2003530974	GRANTED	Patent Valid to 20 April 2021

	Mexico	PATENT 282164	20.04.2001	MX2002PA0104 88A	GRANTED	Patent Valid to 20 April 2021

	New Zealand	PATENT 522533	20.04.2001	NZ522533A	GRANTED	Patent Valid to 20 April 2021

	Norway	20025092	20.04.2001	NO200205092	Pending

	Russia	PATENT 2270033	20.04.2001	RU2002131643	GRANTED	Patent Valid to 20 April 2021

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	Singapore	PATENT 92936	20.04.2001		GRANTED	Patent Valid to 20 April 2021

	South Africa	PATENT 2002/9574	20.04.2002	ZA200209574	GRANTED	Patent Valid to 20 April 2021

	South Korea	PATENT 0772083	20.04.2001	KR772083	GRANTED	Patent Valid to 20 April 2021

	USA	PATENT 7,500,967	20.04.2001	US2003-0158525 Pub 21-08-03	GRANTED 3/10/2009	Patent Valid to 15 July 2022 (Extended by 451 days)

SYRINGE SPRING RETAINER	International Patent Application	PCT/AU 2004/000354	20.03.2004	WO 2004/082747 (30.09.2004)	Expired

	Australia	2003901301	20.03.2003		Expired

	Australia	2003905080	18.09.2003		Expired

	Australia	PATENT 2004222676	19.03.2004	AU2004222676	GRANTED	Patent Valid to 19 March 2024

	Canada	PATENT 2,518,360	19.03.2004	CA2518360	GRANTED	Patent Valid to 19 March 2024

	China	PATENT ZL 200480007595.8	19.03.2004	CN1761497-CN100479876	GRANTED	Patent Valid to 19 March 2024

	Hong Kong	PATENT HK1090859	19.03.2004	HK1090859	GRANTED	Patent Valid to 19 March 2024

	Europe	PATENT 1608421	19.03.2004	EP1608421	GRANTED	Patent Valid to 19 March 2023

	Austria	PATENT E611814	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Belgium	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	Denmark	PATENT DK/EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Finland	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	France	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Germany	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Great Britain	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Greece	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Ireland	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Italy	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Luxembourg	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Monaco	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Netherlands	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Portugal	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Spain	ES PATENT 2424947	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Sweden	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Switzerland/ Liechtenstein	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Turkey	EP PATENT 1608421	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Europe	13156459.3	19.03.2004	2596824	Pending

	India	PATENT 228410	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Indonesia	PATENT ID P 0024840	19.03.2004		GRANTED	Patent Valid to 19 March 2024

	Japan	PATENT 4652326	19.03.2004	JP2006520219-JP04652326	GRANTED	Patent Valid to 19 March 2024

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	Mexico	PATENT 257268	19.03.2004	MX2005PA0099 32	GRANTED	Patent Valid to 19 March 2024

	New Zealand	PATENT 542635	19.03.2004	NZ542635	GRANTED	Patent Valid to 19 March 2025

	Singapore	PATENT 115034	19.03.2004		GRANTED	Patent Valid to 19 March 2023

	South Africa	PATENT 2005-08400	19.03.2004	ZA200508400	GRANTED	Patent Valid to 19 March 2024

	USA	PATENT 8,021,333	19.03.2004	US-2006-0235354 Pub 19-10-06	GRANTED 9/20/2011	Patent Valid to 23 Feb 2028 (Extended by 1,436 Days)

	Malaysia	PATENT MY-141268-A	19.03.2004	MY141268	GRANTED	Patent Valid to 19 March 2024

	Taiwan	PATENT 253944	19.03.2004	TWI253944	GRANTED	Patent Valid to 19 March 2024

	Thailand	089525	18.03.2004		Pending

	Peru	PATENT 4890	19.03.2004	PE20050098	GRANTED	Patent Valid to 19 March 2024

	Chile	581-2004	19.03.2004	CL5812004	Pending

	Argentina	PATENT AR043668	19.03.2004	AR43668	GRANTED	Patent Valid to 19 March 2024

	Venezuela	0407-2004	20.03.2004		Pending

RETRACTABLE SYRINGE WITH PLUNDER DISABLING SYSTEM	Australian Provisional Patent Application	2004900362	28.01.2004		Expired

	Australian Provisional Patent Application	2004906116	22.10.2004		Expired

	US Provisional Patent Application	US 60/638,623	22.12.2004		Expired

	International Patent Application	PCT/AU2005/000107	28.01.2005	WO 2005/072801 (11.08.2005)	Expired

	Australia	PATENT 2005209014	28.01.2005	AU2005209014	GRANTED	Patent Valid to 28 January 2025

	Canada	PATENT 2,554,196	28.01.2005	CA2554196	GRANTED	Patent Valid to 28 January 2025

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	China	PATENT 731869	28.01.2005	CN1929887A	GRANTED	Patent Valid to 28 January 2025

	Europe	PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Austria	PATENT E562657	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Belgium	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Denmark	PATENT DK/EP 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Finland	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	France	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Germany	PATENT 602005034821.2	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Great Britain	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Greece	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Ireland	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Italy	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Luxembourg	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Monaco	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	Netherlands	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Portugal	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Spain	EP PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Sweden	PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Switzerland	PATENT 1708772	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	Turkey	PATENT TR 2012 10731T4	28.01.2005	EP1708772	GRANTED	Patent Valid to 28 January 2025

	USA	PATENT 8,002,745	28.01.2005	US20080255513	GRANTED 8/23/2011	Patent Valid to 4 Dec 2027(675 day

	Malaysia	PATENT MY-147055-A	28.01.2005		Pending

	Taiwan	PATENT 1290840	28.01.2005	TWI290840	GRANTED	Patent Valid to 28 January 2025

	Thailand	097311	28.01.2005		Pending

IMPROVED CONTROLLED RETRACTION SYRINGE	Australian Provisional Patent Application	2005902392	12.05.2005		Expired

	Amended filing for Provisional Patent	2005904256	08.08.2005		Expired

	US Provisional Patent Application	US 60/732,777	02.11.2005		Expired

	International Patent Application	PCT/AU2006/000618	12.05.2006	WO2006/119570 (16-11-2006)	Expired

	Australia	PATENT 2006246309	11.05.2006	AU2006246309	GRANTED	Patent Valid to 11 May 2026

	Canada	2607836	11.05.2006	CA2607836	Pending

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	China	PATENT ZL200680016383.5	11.05.2007	CN101203258	GRANTED	Patent Valid to 11 May 2026

	Europe	06721494.0	11.05.2006	EP1879635 (23-01-2008)	Pending

	India	8880/DELNP/2007	11.05.2007		Pending

	Indonesia	PATENT ID P0026343	11.05.2006	048.1949 A (02-05-2008)	GRANTED	Patent Valid to 11 May 2026

	South Africa	PATENT 2007/09607	11.05.2006	ZA200709607	GRANTED	Patent Valid to 11 May 2026

	USA	PATENT 8,114,050	11.05.2007	20090221962	GRANTED 2/14/2012	Patent Valid to 11 May 2026

	Malaysia	PATENT MY-145011-A	11.05.2006		GRANTED	Patent Valid to 11 May 2026

	Taiwan	PATENT 1315206	09.05.2006		GRANTED	Patent Valid to 11 May 2026

	Thailand	PATENT 0601002136			GRANTED	Patent Valid to 9 May 2026

CLINICAL SYRINGE	US Provisional Patent Application	US 61/260,253	11.11.2009		Expired

	International Patent Application	PCT/AU2010/001504	11.11.2010	WO2011/057334	Expired

	Australia	PATENT 2010317659	11.11.2010	2010317659	GRANTED	Patent Valid to 11 November 2030

	Canada	2780168	11.11.2010	2780168	Pending

	China	201080050897.9	11.11.2010	CN 102695533 (26-09-2012)	Pending

	Hong Kong		11.11.2010		Pending

	Europe	10829351.5	11.11.2010	2498843	Pending

	India	1381/KOLNP/2012	11.11.2010		Pending

	Japan	2012-538141	11.11.2010	2013-510596	Pending

	New Zealand	PATENT 600455	11.11.2010		GRANTED	Patent Valid to 11 November 2030

	South Africa	PATENT 2012/04048	11.11.2010		GRANTED	Patent Valid to 11 November 2030

	USA	13/508690	11.11.2010	2013/0060202 (07.03.13)	Pending

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

ONE USE SYRINGE WITH RATCHET ON PLUNGER AND PAWL ON BODY	Australian Provisional Patent Application	2004900363	28.01.2004		Expired

	International Patent Application	PCT/AU2005/000106	28.01.2005	WO 2005/072797 (11.08.2005)	Expired

	Australia	PATENT 2005209013	28.01.2005	AU2005209013	GRANTED	Patent Valid to 28 January 2025

	Canada	PATENT 2554427	28.01.2005	CA2554427	GRANTED	Patent Valid to 28 January 2025

	China	PATENT 584670	28.01.2005	CN1933863-CN100574824	GRANTED	Patent Valid to 28 January 2025

	Europe (Designated Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Lithuania, Luxembourg, Monaco, Netherlands, Poland, Portugal, Romania, Slovenia, Slovakia, Spain, Sweden, Switzerland/ Liechtenstein, Turkey, United Kingdom)	05700137.2	28.01.2005	EP1708770	Pending

	USA	PATENT 8,052,654	28.01.2005	US20080208143	GRANTED 11/8/2011	Patent Valid to 28 January 2025

	Malaysia	PATENT MY-138413-A	28.01.2005		GRANTED	Patent Valid to 28 January 2025

	Taiwan	PATENT 1282743	28.01.2005	TWI282743	GRANTED	Patent Valid to 28 January 2025

	Thailand	097310	28.01.2005		Pending

SYRINGE NEEDLE SHEATH	Australian Provisional Patent Application	2004903915	16.07.2004		Expired

	US Provisional Patent Application	60/638,504	23.12.2004	Not yet published	Expired

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	Amendment Filing for Auto Needle Sheath	2005902526	18.05.2005		Expired

	International Patent Application	PCT/AU2005/001054	18.07.2005	WO2006/007642 (26.01.2006)	Expired

	Australia	PATENT 2005263180	18.07.2005	AU2005263180	GRANTED	Patent Valid to 17 July 2025

	China	PATENT ZL 200580024023.5	18.07.2005	CN101052430A	GRANTED	Patent Valid to 18 July 2025

	Europe (Designated Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Lithuania, Luxembourg, Monaco, Netherlands, Poland, Portugal, Romania, Slovenia, Slovakia, Spain, Sweden, Switzerland/ Liechtenstein, Turkey, United Kingdom)	05760724.4	18.07.2005	EP1791583 (06.06.2007)	Pending

	India	806/DELNP/2007	18.07.2005

	Indonesia	PATENT IDP0033050 B	18.07.2005	047.1981 (10.05.2007)	GRANTED	Patent Valid to 18 July 2025

	South Africa	PATENT 2007/00639	18.07.2005	ZA200700639	GRANTED	Patent Valid to 18 July 2025

	USA	PATENT 7,935,087	18.07.2005	US-2008-0097337-A1	GRANTED	Patent Valid to 18 July 2025

	USA	PATENT 8,617,122	18.07.2005	US-2011-0190699-A1 (04.08.2011)	GRANTED 12/31/2013 035	Patent Valid to 18 July 2025

CONTROLLED RETRACTABLE SYRINGE AND PLUNGER THEREOF	Australian Provisional Patent Application	2005901893	15.04.2005		Expired

	Australian Provisional Patent Application	2005906768	02.12.2005		Expired

	International Patent Application	PCT/AU2006/000516	18.04.2006	WO2006/108243 (19.10.2006)	Expired

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	Australia	PATENT 2006235224	18.04.2006	AU2006235224	GRANTED	Patent Valid to 18 April 2026

	Australia	PATENT 2010210012	18.04.2006	AU2010210012	GRANTED	Patent Valid to 18 April 2026

	Canada	2604322	18.04.2006	CA2604322	Pending

	China	PATENT 200680019140.7	18.04.2006	CN101203256A (18-06-2008)	GRANTED	Patent Valid to 18 April 2026

	Europe (Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Lithuania, Luxembourg, Monaco, Netherlands, Poland, Portugal, Romania, Slovenia, Slovakia, Spain, Sweden, Switzerland/Liechtenstein, Turkey, United Kingdom.)	06721397.5	18.04.2006	EP1868669 (26.12.2007)	Pending

	India	4637/CHENP/2007	18.04.2007		Pending

	Indonesia	PATENT IDP0024625	18.04.2006		GRANTED	Patent Valid to 18 April 2026

	Japan	PATENT 5436852	18.04.2006	JP2008 535589 (04-09-2008)	GRANTED	Patent Valid to 18 April 2026

	Japan	2012-150616	18.04.2006	2012-210458 (01.11.2012)	Pending

	South Africa	PATENT 2007/08653	18.04.2006	ZA200708653	GRANTED	Patent Valid to 18 April 2026

	USA	PATENT 8,167,837	18.04.2006	US20090093759	GRANTED 5/1/2012	Patent Valid to 11 May 2026* -Term. Disci. To 8,114,050

PREFILLED RETRACTABLE SYRINGE, PLUNGER AND NEEDLE ASSEMBLY	International Patent Application	PCT/AU 2008/000971	02.07.2008	WO2009/003234 Al (08.01.2009)	Expired

	Australia	PATENT 2008271920	02.07.2008	AU2008271920	GRANTED	Patent Valid to 2 July 2028

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	Australia	PATENT 2011250720	02.07.2008		GRANTED	Patent Valid to 2 July 2028

	Brazil	PI0812986-0			Pending

	Canada	PATENT 2,692,968	30.12.2009		GRANTED	Patent Valid to 2 July 2028

	China	PATENT 200880021389.0	02.07.2008	CN 101730558 (09-06-2010)	GRANTED	Patent Valid to 2 July 2028

	China	201310043623.2	02.07.2008	CN103182115A

	Europe	08757038.8	02.07.2008	EP2162173	Pending

	Hong Kong	PATENT 10110473.3	01.07.2008	1143770A(14.01.2010)	GRANTED	Patent Valid to 2 July 2028

	India	7710/CHENP/2009	30.12.2009		Pending

	Indonesia	W00200903539	02.07.2008	050.0844 A (01.04.2010)	Pending

	Indonesia	WO0201205165	02.07.2008		Pending

	Israel	202736	02.07.2008	IL202736	Pending

	Japan	PATENT 5192543	02.07.2008	JP2010-531679 (30.09.2010)	GRANTED	Patent Valid to 2 July 2028

	Japan	2012-139803	02.07.2008	2012-176315	Pending

	Malaysia	PI 20095599	02.07.2008		Pending

	Malaysia	PI 2012222672	02.07.2008		Pending

	Mexico	PATENT 300441	02.07.2008		GRANTED	Patent Valid to 2 July 2028

	Mexico	MX/a/2012/004434	02.07.2008		Pending

	New Zealand	PATENT 582012	02.07.2008	NZ582012A	GRANTED	Patent Valid to 2 July 2028

	New Zealand	PATENT 595031	06.09.2011		GRANTED	Patent Valid to 2 July 2028

	Russian Federation	PATENT 2450834	02.07.2008	RU 2010103265	GRANTED	Patent Valid to 2 July 2028

	Singapore	PATENT 157665	02.07.2008		GRANTED	Patent Valid to 2 July 2028

	Singapore	PATENT 181342	02.07.2008		GRANTED	Patent Valid to 2 July 2028

	South Africa	PATENT 2009/09165	01.07.2008		GRANTED	Patent Valid to 2 July 2028

	South Africa	PATENT 2011/01518	02.07.2008		GRANTED	Patent Valid to 2 July 2028

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	South Korea	PATENT 10-1230434	02.07.2008	KR2010047223 (07-05-2010)	GRANTED	Patent Valid to 2 July 2028

	USA	PATENT 8,361,035	02.07.2008	US20110015572-Al (20.01.2011)	GRANTED 1/29/2013	Patent Valid to 2 July 2028

	USA	13/688386	02.07.2008	US2013338602	Pending

	Thailand	0801003413	02.07.2008	106106 (24-02-2011)	Pending

	Taiwan	PATENT 97124808	01.07.2008	415646	GRANTED	Patent Valid to 2 July 2028

RETRACTABLE SYRINGE WITH IMPROVED DELIVERY EFFICIENCY AND LOCKING SYSTEM	US Provisional Patent Application	61/289,259	22.12.2009		Expired

	International Patent Application	PCT/AU2010/001677	10.12.2010	WO2011/075760 Al (30.06.2011)	Expired

	Australia	2010336003	10.12.2010	2010336003	Pending

	Brazil	1120120155202	10.12.2010		Pending

	Canada	2784437	10.12.2010	2784437	Pending

	China	201080058498.7	10.12.2010	CN 102791312 A	Pending

	Hong Kong	13102672.6	10.12.2010	1175723A (12.07.2013)	Pending

	Europe	10838400.9	10.12.2010	2515976	Pending

	India	1564/KOLNP/2012	10.12.2010		Pending

	Indonesia	WO0201202900	10.12.2010	2013/00240(28.02.2013)	Pending

	Israel	220366	10.12.2010		Pending

	Japan	2012-545010	10.12.2010	2013-514844 (02.05.2013)	Pending

	Mexico	MX/a/2012/007116	10.12.2010	2012/007116	Pending

	New Zealand	601140	10.12.2010		Pending

	Singapore	201204578-7	10.12.2010	181849	Pending

	South Africa	PATENT 2012/04653	10.12.2010		GRANTED	Patent Valid to 10 December 2030

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	South Korea	10-2012-7019228	10.12.2010	10-2012-0120250 (01.11.2012)	Pending

	USA	13/516,692	10.12.2010	US2013079716	Pending

	Taiwan		10.12.2010		Pending

	Thailand	1201003024	10.12.2010		Pending

VACCINATION SYRINGE	US Provisional Patent Application	61/260,252	11.11.2009		Expired

	International Patent Application	PCT/AU2010/001505	11.11.2010	WO2011/057335 Al (19.05.2011)	Expired

	Australia	PATENT 2010317660	11.11.2010		GRANTED	Patent Valid to 11 November 2030

	Australia	2014200807	11.11.2010		Pending

	Brazil	1120120112074	11.11.2010		Pending

	Canada	2779731	11.11.2010	2779731	Pending

	China	201080050871.4	11.11.2010	CN 102725014 A (10-10-2012)	Pending

	Hong Kong		11.11.2010		Pending

	Europe	10829352.3	11.11.2010	2498844	Pending

	India	1382/KOLNP/2012	11.11.2010		Pending

	Japan	2012-538142	11.11.2010	2013-510597	Pending

	Mexico	MX/a/2012/005454	11.11.2010	2012/005454	Pending

	New Zealand	600456	11.11.2010		Pending

	Singapore	201203230-6	11.11.2010	180014	Pending

	South Africa	PATENT 2012/04050	11.11.2010		GRANTED	Patent Valid to 11 November 2030

	USA	13/508,944	11.11.2010	2013/0060191 (07.03.13)	Pending

	Taiwan	99138840	11.11.2010	201125610	Pending

redacted	US Provisional Patent Application	61/863,113	07.08.2013		Pending

redacted	US Provisional Patent Application	61/934,963	03.02.2014		Pending

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

SYRINGE BARREL ADAPTER AND NEEDLE ASSEMBLY	US Provisional Patent Application	61/331,197	14.05.2010		Expired

	International Patent Application	PCT/AU2011/000515	04.05.2011	WO2011/137488 (10.11.2011)	Expired

	Australia	2011250654	04.05.2011	2011250654	Pending

	Brazil	1120120280384	04.05.2011		Pending

	Canada	2797207	04.05.2011	2797207	Pending

	China	201180022073.5	04.05.2011	CN 102869398 A (09.01.2013)	Pending

	Hong Kong	13106386.4	04.05.2011	1179192A (27.10.2013)	Pending

	Europe	11777028.9	04.05.2011	2571552	Pending

	India	3516/KOLNP/2012	04.05.2011		Pending

	Israel	222478	04.05.2011	222478	Pending

	Japan	2013-508329	04.05.2011	2013525038	Pending

	Mexico	MX/a/2012/012363	04.05.2011	2012/012363	Pending

	New Zealand	603794	04.05.2011	603794	Pending

	South Africa	PATENT 2012/08659	04.05.2011		GRANTED	Patent Valid to 04 May 2031

	South Korea	10-2012-7031606	04.05.2011	10-2013-0066628 (20.06.2013)	Pending

	USA	13/695,599	04.05.2011	2013/0102973(25.04.2013)	Pending

	Taiwan	100115608	04.05.2011	201141451	Pending

IMPROVED SYRINGE BARREL ADAPTER, NEEDLE ASSEMBLY AND PLUNGER THEREFOR	US Provisional Patent Application	61/557,792	09.11.2011		Expired

	International Patent Application	PCT/AU2012/001376	09.11.2012	WO 2013/067588 (16.05.2013)	Pending-National Stage

	Taiwan	101141881	09.11.2012	201330895	Pending

redacted	US Provisional Patent Application	61/863,098	07.08.2013		Pending

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

redacted	US Provisional Patent Application	61/898,077	31.10.2013		Pending

SYRINGE ADAPTER	Australian Provisional Patent Application	2009902776	17.06.2009		Expired

	International Patent Application	PCT/AU2010/000743	16.06.2010	WO 2010/144957 Al (23.12.2010)	Expired

	Australia	PATENT 2010262752	16.06.2010	2010262752	GRANTED	Patent Valid to 16 June 2030

	Canada	2762847	16.06.2010	2762847	Pending

	China	201080025669.6	16.06.2010	CN 102802701 A	Pending

	Europe	10788502.2	16.06.2010	2442853 (25.04.2012)	Pending

	India	4836/KOLNP/2011	16.06.2010		Pending

	Japan	2012-515285	16.06.2010	2012-529932 (29.11.2012)	Pending

	New Zealand	PATENT 596905	16.06.2010		GRANTED	Patent Valid to 16 June 2030

	South Africa	PATENT 2011/08674	16.06.2010		GRANTED	Patent Valid to 16 June 2030

	USA	13/378,030	16.06.2010	US2012130317	Pending

VIAL ADAPTERS	US Provisional Patent Application	61/738,151	17.12.2012		Expired

	International Patent Application	PCT/US2013/073283	05.12.2013		Pending-National Stage

	Taiwan	102146554	17.12.2013		Pending

redacted	US Provisional Patent Application	61/935,081	03.02.2014		Pending

DUAL-CHAMBER MIXING DEVICE FOR A SYRINGE	US Provisional Patent Application	US 61/515,554	05.08.2011		Expired

	International Patent Application	PCT/AU2012/000925	03.08.2012	WO201320170	Expired

	USA	13/566,079	03.08.2012	US2013035664	Pending

	Australia	2012292953	03.08.2012		Pending

	Canada		03.08.2012		Pending

	China		03.08.2012		Pending

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	Europe		03.08.2012		Pending

	India	75/KOLNP/2014	03.08.2012		Pending

	Japan		03.08.2012		Pending

	Brazil	1120140028028	03.08.2012		Pending

	Israel	230485	03.08.2012		Pending

	Taiwan	101128060	03.08.2012		Pending

AUTOMATIC RECONSTITUTION FOR DUAL CHAMBER SYRINGE	US Provisional Patent Application	US 61/530,765	02.09.2011		Expired

	International Patent Application	PCT/AU2012/001029	31.08.2011	WO 2013/029113	Expired

	USA	13/599,013	30.08.2011	US2013060232	Pending

	Australia	2012304198	30.08.2011		Pending

	Canada		30.08.2011		Pending

	China		30.08.2011		Pending

	Europe		30.08.2011		Pending

	India	243/KOLNP/2014	30.08.2011		Pending

	Japan		30.08.2011		Pending

	Brazil		30.08.2011		Pending

	Israel	230785	30.08.2011		Pending

	Taiwan	101131792	31.08.2012	201315498	Pending

redacted	US Provisional Patent Application	US 61/875,386	09.09.2013		Pending

COMBINATION PLUNGER FOR DUAL CHAMBER MIXING SYRINGE	US Provisional Patent Application	US 61/731,972	30.11.2012		Expired

	International Patent Application	PCT/US2013/070494	18.12.2013		Pending-National Stage

	Taiwan	102143401	28.11.2013		Pending

redacted	US Provisional Patent Application	US 61/831,017	04.06.2013		Pending

redacted	US Provisional Patent Application	61/933,502	30.01.2014		Pending

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

redacted	US Provisional Patent Application	61/941,235	18.02.2014		Pending

INSERTION MECHANISM FOR A DRUG DELIVERY PUMP	US Provisional Patent Application	US 61/530,774	02.09.2011		Expired

	International Patent Application	PCT/US2012/53174	30.08.2011	WO201333421	Pending-National Stage

	USA	US 13/599,727	30.08.2011	US2013060233	Pending

	Australia	2012301834	30.08.2011		Pending

	Canada		30.08.2011		Pending

	China		30.08.2011		Pending

	Europe	12759316.8	30.08.2011		Pending

	India		30.08.2011		Pending

	Japan		30.08.2011		Pending

	Brazil		30.08.2011		Pending

	Israel		30.08.2011		Pending

	Mexico		30.08.2011		Pending

	Taiwan	101131744	31.08.2011	201315497	Pending

CONTROLLED DELIVERY FROM SYRINGE OR RESERVOIR	US Provisional Patent Application	US 61/530,779	02.09.2011		Expired

	US Provisional Patent Application	US 61/694,534	29.08.2012		Expired

	International Patent Application	PCT/US2013/057259	29.08.2013		Pending-National Stage

DRIVE MECHANISM FOR DRUG DELIVERY PUMPS WITH INTEGRATED STATUS INDICATION	US Provisional Patent Application	US 61/530,788	02.09.2011		Expired

	International Patent Application	PCT/US2012/53241	30.08.2011	WO2013033467	Pending-National Stage

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	USA	13/600,114	30.08.2011	US2013060196	Pending

	USA-DESIGN	29/453,258	26.04.2013		Pending

	Australia	2012301784	30.08.2011		Pending

	Canada		30.08.2011		Pending

	China		30.08.2011		Pending

	Europe	12759575.9	30.08.2011		Pending

	India		30.08.2011		Pending

	Japan		30.08.2011		Pending

	Brazil		30.08.2011		Pending

	Israel		30.08.2011		Pending

	Mexico		30.08.2011		Pending

	Taiwan	101131742	31.08.2011	201315503	Pending

STERILE FLUID PATHWAY CONNECTION TO DRUG CONTAINERS FOR DRUG DELIVERY PUMPS STERILE FLUID PATHWAY CONNECTION TO DRUG CONTAINERS FOR DRUG DELIVERY PUMPS	US Provisional Patent Application	US 61/534,059	13.09.2011		Expired

	International Patent Application	PCT/US2012/054861	12.09.2012	WO2013040032	Pending-National Stage

	USA	13/612,203	12.09.2012	US2013066274	Pending

	Australia	2012308764	12.09.2012		Pending

	Canada		12.09.2012		Pending

	China		12.09.2012		Pending

	Europe		12.09.2012		Pending

	India		12.09.2012		Pending

	Japan		12.09.2012		Pending

	Brazil		12.09.2012		Pending

	Israel		12.09.2012		Pending

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	Mexico		12.09.2012		Pending

	Taiwan	101133433	13.09.2012		Pending

CONTROLLED DELIVERY DRIVE MECHANISMS FOR DRUG DELIVERY PUMPS	US Provisional Patent Application	61/748,667	03.01.2013		Expired

	International Patent Application	PCT/US2013/057367	29.08.2013		Pending-National Stage

FILL FINISH ADAPTERS FOR STERILE FLUID PATHWAY ASSEMBLIES	US Provisional Patent Application	US 61/609,745	12.03.2012		Expired

	International Patent Application	PCT/US2013/030624	12.03.2013	WO2013138392	Pending-National Stage

	USA	13/798,037	12.03.2013	US2013237916	Pending

CONFIGURABLE RESTRICTION PLATES FOR MICROFLUIDIC PATHWAYS AND DRUG DELIVERY PUMPS UTILIZING THE SAME	US Provisional Patent Application	61/756,556	25.01.2013		Expired

	International Patent Application	PCT/US2014/013019	24.01.2014		Pending-National Stage

VENTED FLUID PATHWAY SYSTEMS AND DRUG DELIVERY DEVICES UTILIZING THE SAME	US Provisional Patent Application	US 61/670,203	11.07.2012		Expired

	International Patent Application	PCT/US2013/050075	11.07.2013	WO2014/011879	Pending-National Stage

VARIABLE RATE CONTROLLED DELIVERY DRIVE MECHANISMS FOR DRUG DELIVERY PUMPS	US Provisional Patent Application	US 61/731,744	30.11.2012		Expired

	International Patent Application	PCT/US2013/057327	29.08.2013		Pending-National Stage

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

INTEGRATED SLIDING SEAL FLUID PATHWAY CONNECTION AND DRUG CONTAINERS FOR DRUG DELIVERY PUMPS	US Provisional Patent Application	61/756,638	25.01.2013		Expired

	International Patent Application	PCT/US2013/030478	12.03.2013	WO2014011879	Pending-National Stage

	USA	13/796,156	12.03.2013		Pending

	USA-DESIGN	29/455,724	12.03.2013		Pending

NESTED SPRING DRIVE MECHANISMS FOR DRUG DELIVERY PUMPS	US Provisional Patent Application	61/756,667	25.01.2013		Expired

	US Provisional Patent Application	61/912,642	06.12.2013		Pending

	International Patent Application	PCT/US2014/013005	24.01.2014		Pending-National Stage

	USA	14/163,690	24.01.2014		Pending

redacted	US Provisional Patent Application	61/869,192	23.08.2013		Pending

INJECTABLE DRUG DELIVERY ARRANGEMENT WITH CONTROLLED DELIVERY CANNULA POSITION RELATIVE TO POINT OF DELIVERY	US Provisional Patent Application	US 61/515,547	05.08.2011		Expired

	International Patent Application	PCT/US2012/049575	03.08.2012	WO201322772	Expired

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

	USA	13/566,626	03.08.2012	US2013035662	Pending

	Australia	2012294614	03.08.2012	2012294614	Pending

	Canada		03.08.2012		Pending

	China		03.08.2012		Pending

	Europe		03.08.2012		Pending

	India		03.08.2012		Pending

	Japan		03.08.2012		Pending

ACCURATE DOSE DELIVERY SYRINGE	US Provisional Patent Application	US 61/568,509	08.12.2011		Expired

	International Patent Application	PCT/US2012/068210		WO2013086167	Pending-National Stage

	USA	13/707,201	12/6/2012	US2013150803	Pending

	Taiwan	101146033	12/7/2012	201330889	Pending

redacted	US Provisional Patent Application	61/911,823	04.12.2013		Pending

redacted	US Provisional Patent Application	61/929,224	20.01.2014		Pending

redacted	US Provisional Patent Application	61/929,228	20.01.2014		Pending

DEVICE FOR TARGETED DELIVERY OF A THERAPEUTIC IMPLANT	US Provisional Patent Application	US 61/677,186	30.07.2012		Expired

	International Patent Application	PCT/US2013/027529	23.02.2013	WO2013126853	Pending-National Stage

	USA	13/775,155	23.02.2013	US2013237910	Pending

redacted	US Provisional Patent Application	61/828,973	30.05.2013		Pending

redacted	US Provisional Patent Application	61/839,254	25.07.2013		Pending

redacted	US Provisional Patent Application	61/846,940	16.07.2013		Pending

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

redacted	US Provisional Patent Application	61/847,154	17.07.2013		Pending

redacted	US Provisional Patent Application	61/877,723	13.09.2013		Pending

redacted	US Provisional Patent Application	61/941,862	19.02.2014		Pending

redacted	US Provisional Application	61/949,674	07.03.2014		Pending

AUTO-INJECTOR FOR RETRACTABLE PREFILLED SYRINGE	US Provisional Patent Application	US 61/526,995	24.08.2011		Expired

	International Patent Application	PCT/US2012/052129	23.08.2012	WO/2013/02890 6	Expired

	USA	13/593,293	23.08.2012	2013-0060231 (07.03.2013)	Pending

	Australia	2012298793	23.08.2012		Pending

	Canada		23.08.2012		Pending

	China		23.08.2012		Pending

	Europe		23.08.2012		Pending

	India		23.08.2012		Pending

	Japan		23.08.2012		Pending

	Brazil	11 2014 004103-2	23.08.2012		Pending

	Israel		23.08.2012		Pending

	Taiwan	101130775	24.08.2012	201125609	Pending

PLUNGER SUB-ASSEMBLIES AND AUTO-INJECTORS HAVING LOW RETRACTION ACTIVATION FORCE	US Provisional Patent Application	US 61/595,539	06.02.2012		Expired

	International Patent Application	PCT/US2013/024819	06.02.2013	WO2013119591	Pending-National Stage

Exhibit 10.3

Exhibit III

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD) -10 MARCH 2014

Title of Patent	Country	Patent Number or Serial Number	Filing Date	Pre-Grant Publication Number	Status	Anticipated Expiration Date

redacted	US Provisional Patent Application	61/943,603	24.02.2014		Pending

redacted	US Provisional Patent Application	US 61/817,981	01.05.2013		Pending

DRIVE CONTROL MECHANISMS AND AUTOMATIC INJECTORS FOR INJECTABLE SYRINGES	US Provisional Patent Application	US 61/683,499	15.08.2012		Expired

	International Patent Application	PCT/US2013/049314	03.07.2013		Pending

	USA	13/934,958	03.07.2013	US2014012229	Pending

	USA-DESIGN	29/459,890	03.07.2013		Pending

	Taiwan	102124140	03.07.2013		Pending

RETRACTABLE NEEDLE SAFETY SYRINGES	US Provisional Patent Application	US 61/667,010	02.07.2012		Expired

	International Patent Application	PCT/US2012/067793	04.12.2012	WO2013126118	Pending-National Stage

	USA	US 13/693,915	04.12.2012	US2013226084	Pending

	Taiwan	101145949	06.12.2012	201336540	Pending

redacted	US Provisional Patent Application	61/777,362	12.03.2013		Pending

redacted	US Provisional Patent Application	61/806,219	28.03.2013		Pending

Exhibit 10.3

SCHEDULE IV

to Security Agreement

XIII.	Item A. Trademarks

See Attached Exhibit IV

XIV.	Item B. Trademark Licenses

None

Exhibit 10.3

EXHIBIT IV

TRADEMARKS AND SERVICE MARKS

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD)

March 11, 2014

XV.	Registrations and Pending Applications

Mark	Country	Application Number	Registration Number	Status	Owner

DEPOT-JECT	United States	85/732,440		Published	Unitract Syringe Pty Ltd.

EZMIX	United States	85/905,664	4472583	Registered	Unitract Syringe Pty Ltd.

FLEX-THERAPY	Australia		1523279	Registered	Unitract Syringe Pty Ltd.

FLEX-THERAPY	Canada	1594545		Advertised	Unitract Syringe Pty Ltd.

FLEX-THERAPY	India	2408943		Pending	Unitract Syringe Pty Ltd.

FLEX-THERAPY	Int’l Registration - Madrid Protocol Only COUNTRIES: European Community (statement of grant of protection), France (refusal period has expired), Japan (statement of grant of protection following a provisional refusal; limited goods listing), Spain (statement of grant of protection), United Kingdom (statement of grant of protection)		1132932	Registered	Unitract Syringe Pty Ltd.

FLEX-THERAPY	Malaysia	2012015998		Pending	Unitract Syringe Pty Ltd.

FLEX-THERAPY	Singapore	T1216520I		Pending	Unitract Syringe Pty Ltd.

FLEX-THERAPY	Taiwan	101051705		Pending	Unitract Syringe Pty Ltd.

FLEX-THERAPY	United States	85/714,424 (WIPO Basic Application)		Allowed -Statement of Use on file	Unitract Syringe Pty Ltd.

MICRO-JECT	United States	85/936,543		Allowed -Statement of Use to be filed	Unitract Syringe Pty Ltd.

OCU-JECT	United States	85/732,489		Allowed -Statement of Use to be filed	Unitract Syringe Pty Ltd.

Exhibit 10.3

EXHIBIT IV

TRADEMARKS AND SERVICE MARKS

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD)

March 11, 2014

Mark	Country	Application Number	Registration Number	Status	Owner

OCU-MIX	United States	85/936,550		Allowed -Statement of Use to be filed	Unitract Syringe Pty Ltd.

PRECISION-THERAPY	Australia		1523280	Registered	Unitract Syringe Pty Ltd.

PRECISION-THERAPY	Canada	1594546		Pending	Unitract Syringe Pty Ltd.

PRECISION-THERAPY	India	2408947		Pending	Unitract Syringe Pty Ltd.

PRECISION-THERAPY	Int’l Registration - Madrid Protocol Only COUNTRIES: France (refusal period has expired), Japan (statement of grant of protection following a provisional refusal; limited goods listing), Spain (statement of grant of protection)	1132933		Registered	Unitract Syringe Pty Ltd.

PRECISION-THERAPY	Malaysia	2012015999		Pending	Unitract Syringe Pty Ltd.

PRECISION-THERAPY	Singapore	T1216521G		Pending	Unitract Syringe Pty Ltd.

PRECISION-THERAPY	Taiwan	101051702		Pending	Unitract Syringe Pty Ltd.

PRECISION-THERAPY	United States	85/714,442 (WIPO Basic Application)		Allowed -Statement of Use on file	Unitract Syringe Pty Ltd.

RITA	Int’l Registration - Madrid Protocol Only COUNTRIES: Austria (statement of grant of protection), European Community (statement of grant of protection), France (refusal period has expired), Germany (statement of grant of protection), Italy (statement of grant of protection), Portugal (statement of grant of protection), Spain (statement of grant of protection), Switzerland (refusal period has expired), United Kingdom (statement of grant of protection)		1134679	Registered	Unitract Syringe Pty Ltd.

Exhibit 10.3

EXHIBIT IV

TRADEMARKS AND SERVICE MARKS

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD)

March 11, 2014

Mark	Country	Application Number	Registration Number	Status	Owner

RITA	Singapore	T1217334A		Pending	Unitract Syringe Pty Ltd.

RITA	United States	85/737,821 (WIPO Basic Application)	4467511	Registered	Unitract Syringe Pty Ltd.

UNIFILL	Australia	1323553 (WIPO Basic Application)	1323553	Registered	Unitract Syringe Pty Ltd.

UNIFILL	Canada	1453791		Allowed	Unitract Syringe Pty Ltd.

UNIFILL	India	1868929		Published	Unitract Syringe Pty Ltd.

UNIFILL	Int’l Registration - Madrid Protocol Only COUNTRIES: China (statement of grant of protection), European Community (statement of grant of protection), France (statement of grant of protection), Germany (refusal period has expired), Italy (refusal period has expired), Japan (statement of grant of protection), Portugal (refusal period has expired), Spain (statement of grant of protection), Switzerland (statement of grant of protection), United Kingdom (statement of grant of protection), United States (registration; limited goods listing)		1028438	Registered	Unitract Syringe Pty Ltd.

UNIFILL	Malaysia	09017653	09017653	Registered	Unitract Syringe Pty Ltd.

UNIFILL	Singapore		T1002301F	Registered	Unitract Syringe Pty Ltd.

UNIFILL	Taiwan	98044614	1414108	Registered	Unitract Syringe Pty Ltd.

UNIFILL	United States	79/078,763	3913242 / IR 1028438	Registered	Unitract Syringe Pty Ltd.

UNIFILL ASSURE	United States	85/908,281		Allowed -Statement of Use to be filed	Unitract Syringe Pty Ltd.

Exhibit 10.3

EXHIBIT IV

TRADEMARKS AND SERVICE MARKS

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD)

March 11, 2014

Mark	Country	Application Number	Registration Number	Status	Owner

UNIFILL FINESSE	Australia		1557449	Registered	Unitract Syringe Pty Ltd.

UNIFILL FINESSE	France	13/3985673	13/3985673	Registered	Unitract Syringe Pty Ltd.

UNIFILL FINESSE	Germany	30 2013 019 064.5/10	30 2013 019 064	Registered	Unitract Syringe Pty Ltd.

UNIFILL FINESSE	Int’l Registration - Madrid Protocol Only COUNTRIES: China (statement of grant of protection), European Community (examination completed, but opposition still possible), Italy (refusal period has expired), Japan (statement of grant of protection), Spain (statement of grant of protection), Switzerland (refusal period has expired)		1158706	Registered	Unitract Syringe Pty Ltd.

UNIFILL FINESSE	Singapore	T1308015J		Pending	Unitract Syringe Pty Ltd.

UNIFILL FINESSE	United Kingdom		3000974	Registered	Unitract Syringe Pty Ltd.

UNIFILL FINESSE	United States	85/849,023 (WIPO Basic Application)		Allowed - Statement of Use to be filed	Unitract Syringe Pty Ltd.

UNILIFE	Australia	1323554 (WIPO Basic Application)	1323554	Registered	Unitract Syringe Pty Ltd.

UNILIFE	Australia		1533919	Registered	Unitract Syringe Pty Ltd.

UNILIFE	Canada	1453790		Published (Opposition pending- resolution reached by not yet entered)	Unitract Syringe Pty Ltd.

UNILIFE	Canada	1,603,742		Pending	Unitract Syringe Pty Ltd.

UNILIFE	India	1868928	1042798	Registered	Unitract Syringe Pty Ltd.

Exhibit 10.3

EXHIBIT IV

TRADEMARKS AND SERVICE MARKS

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD)

March 11, 2014

Mark	Country	Application Number	Registration Number	Status	Owner

UNILIFE	India	2428802		Pending	Unitract Syringe Pty Ltd.

UNILIFE	Int’l Registration - Madrid Protocol Only COUNTRIES: European Community (statement of grant of protection following a provisional refusal), France (statement of grant of protection), Germany (refusal period has expired), Italy (refusal period has expired), Japan (statement of grant of protection), Spain (statement of grant of protection), Switzerland (refusal period has expired), United Kingdom (statement of grant of protection), United States (registration)		1021229	Registered	Unitract Syringe Pty Ltd.

UNILIFE	Int’l Registration - Madrid Protocol Only COUNTRIES: European Community (statement of grant of protection), France (statement of grant of protection), Germany (statement of grant of protection), Italy (statement of grant of protection), Japan (statement of grant of protection), Spain (statement of grant of protection), Switzerland (subsequent designation), United Kingdom (statement of grant of protection)		1141884	Registered	Unitract Syringe Pty Ltd.

UNILIFE	Malaysia	09017652	09017652	Registered	Unitract Syringe Pty Ltd.

UNILIFE	Malaysia	2012019033		Published	Unitract Syringe Pty Ltd.

UNILIFE	Singapore		T1300168D	Registered	Unitract Syringe Pty Ltd.

UNILIFE	Singapore		T0914729G	Registered	Unitract Syringe Pty Ltd.

UNILIFE	Taiwan	98044613	01429368	Registered	Unitract Syringe Pty Ltd.

Exhibit 10.3

EXHIBIT IV

TRADEMARKS AND SERVICE MARKS

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD)

March 11, 2014

Mark	Country	Application Number	Registration Number	Status	Owner

UNILIFE	Taiwan	101063509	1593695	Registered	Unitract Syringe Pty Ltd.

UNILIFE	United States	79/075,972	3807347 / IR 1021229	Registered	Unitract Syringe Pty Ltd.

UNILIFE	United States	85/769,873 (WIPO Basic Application)	4,410,026	Registered	Unitract Syringe Pty Ltd.

UNILIFE Logo	Australia	1323552 (WIPO Basic Application)	1323552	Registered	Unitract Syringe Pty Ltd.

UNILIFE Logo	Australia		1533919	Registered	Unitract Syringe Pty Ltd.

UNILIFE Logo	Canada	1453789	TMA819140	Registered	Unitract Syringe Pty Ltd.

UNILIFE Logo	India	1868930	1014728	Registered	Unitract Syringe Pty Ltd.

UNILIFE Logo	Int’l Registration - Madrid Protocol Only COUNTRIES: European Community (statement of grant of protection), France (statement of grant of protection), Germany (refusal period has expired), Italy (refusal period has expired), Japan (statement of grant of protection), Portugal (refusal period has expired), Spain (statement of grant of protection), Switzerland (refusal period has expired), United Kingdom (statement of grant of protection), United States (registration)		1021228	Registered	Unitract Syringe Pty Ltd.

UNILIFE Logo	Malaysia	09017651	09017651	Registered	Unitract Syringe Pty Ltd.

UNILIFE Logo	Singapore		T0914866H	Registered	Unitract Syringe Pty Ltd.

UNILIFE Logo	Taiwan	98044612	1414107	Registered	Unitract Syringe Pty Ltd.

UNILIFE Logo	United States	79/075,971	3807346 / IR 1021228	Registered	Unitract Syringe Pty Ltd.

Exhibit 10.3

EXHIBIT IV

TRADEMARKS AND SERVICE MARKS

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD)

March 11, 2014

Mark	Country	Application Number	Registration Number	Status	Owner

UNITRACT	Australia	872446	872446 (WIPO Basic Application)	Registered	Unitract Syringe Pty Ltd.

UNITRACT	Brazil	826075908	826075908	Registered	Unitract Syringe Pty Ltd.

UNITRACT	Canada	1185587	TMA744061	Registered	Unitract Syringe Pty Ltd.

UNITRACT	India	1234887	467600	Registered	Unitract Syringe Pty Ltd.

UNITRACT	Indonesia	D002003- 25162- 25369	1DM0000314 73	Registered	Unitract Syringe Pty Ltd.

UNITRACT

Int’l Registration - Madrid Protocol only

COUNTRIES: Austria (refusal period has expired), Benelux (Belgium/Netherlands/L uxembourg) (refusal period has expired), China (refusal period has expired), Denmark (refusal period has expired), Finland (refusal period has expired), France (refusal period has expired), Germany (refusal period has expired), Greece (refusal period has expired), Ireland (statement of grant of protection), Italy (refusal period has expired), Japan (statement of grant of protection), Liechtenstein (refusal period has expired); Monaco (refusal period has expired), Norway (statement of grant of protection), Portugal (refusal period has expired), Russian Federation (refusal period has expired), Spain (statement of grant of protection), Sweden (refusal period has expired), Switzerland (refusal period has expired), Turkey (statement of grant of protection), United Kingdom (statement of grant of protection)

			807476	Registered	Unitract Syringe Pty Ltd.

Exhibit 10.3

EXHIBIT IV

TRADEMARKS AND SERVICE MARKS

UNILIFE CORPORATION (held by UNITRACT SYRINGE PTY LTD)

March 11, 2014

Mark	Country	Application Number	Registration Number	Status	Owner

UNITRACT	Mexico	632074	820917	Registered	Unitract Syringe Pty Ltd.

UNITRACT	New Zealand	683685	683685	Registered	Unitract Syringe Pty Ltd.

UNITRACT	Singapore		T0312845	Registered	Unitract Syringe Pty Ltd.

UNITRACT	South Africa	2003/15870	2003/15870	Registered	Unitract Syringe Pty Ltd.

UNITRACT	United States	78/211,056	2,821,246	Registered	Unitract Syringe Pty Ltd.

UNITRACT Logo (Reverse Italic)	Australia	963430	963430	Registered	Unitract Syringe Pty Ltd.

UNITRACT SAFE SYRINGE	Australia	1026295	1026295	Registered	Unitract Syringe Pty Ltd.

XVI.	Common Law Marks

AUTOMIX

OCURATE

LISA

INJECTING INNOVATION

READYTOGO

FLEXWEAR

OCU-MIX

AUTOMIX PRESTO

EZMIX PRODIGY

EZMIX ENGAGE

EZMIX GENESIS

UNIFILL NEXUS

UNIFILL ALLURE

UNIFILL SELECT

Exhibit 10.3

SCHEDULE V

to Security Agreement

XVII.	Item A. Copyrights/Mask Works

None

XVIII.	Item B. Copyright/Mask Work Licenses

None

Exhibit 10.3

SCHEDULE VI

to Security Agreement

(b) Trade Secret or Know-How Licenses

Standard Operating Procedures (SOPs)

Unpatentable know-how, including documented know-how related to manufacturing and automation processes

Exhibit 10.3

EXHIBIT A

to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of                  , 20     (this “Agreement”), is made by [NAME OF GRANTOR], a                      (the “Grantor”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership, for itself and as agent for the other parties to which the Grantor may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of [            ], 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of [            ], 2014 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Patent Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

(a) all of its letters patent and applications for letters patent throughout the world, including each patent and patent application referred to in Item A of Schedule I attached hereto;

Exhibit 10.3

(b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c) all patent licenses and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule I attached hereto; and

(d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any patent or patent application and for breach or enforcement of any patent license.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf’ or “tiff’) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

Exhibit 10.3

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Signature Page to Patent Security Agreement

Exhibit 10.3

SCHEDULE I

to Patent Security Agreement

XIX.	Item A. Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

(c) Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

(d) Patent Applications in Preparation

Country	Serial No.	Expected Filing Date	Inventor(s)	Title

XX.	Item B. Patent Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

Exhibit 10.3

EXHIBIT B

to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of                  , 20     (this “Agreement”), is made by [NAME OF GRANTOR], a              (the “Grantor”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership, for itself and as agent for the other parties to which the Grantor may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of [            ], 2014 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of [            ], 2014 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Trademark Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of Grantor’s right, title and interest in and to the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

(a) (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, including those referred to in Item A of Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all

Exhibit 10.3

applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks”);

(b) all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule I hereto;

(c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable, clause (b);

(d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e) all Proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Exhibit 10.3

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf’ or “tiff’) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

Exhibit 10.3

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Signature Page to Trademark Security Agreement

Exhibit 10.3

SCHEDULE I

to Trademark Security Agreement

Item A.	Trademarks

(e) Registered Trademarks

Country	Trademark	Registration No.	Registration Date

(f) Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

(g) Trademark Applications in Preparation

Country	Trademark	Docket No.	Expected Filing Date	Products/Services

Item B.	Trademark Licenses

Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

Exhibit 10.3

EXHIBIT C

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of                  , 20     (this “Agreement”), is made by [NAME OF GRANTOR], a                                           (the “Grantor”), in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership, for itself and as agent for the other parties to which the Grantor may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of [            ], 2014 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of [            ], 2014 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Copyright Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following (the “Copyright Collateral”), whether now or hereafter existing or acquired by the Grantor: all copyrights of the Grantor, whether statutory or common law, whether registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world including the copyrights referred to in Item A of Schedule I hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I hereto, the right to sue for

Exhibit 10.3

past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Copyright Collateral with the United States Copyright Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause (i)) or (B) all Copyright Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf’ or “tiff’) or telecopy shall be effective as delivery or a manually executed counterpart of this Agreement.

[Signature Page Follows]

Exhibit 10.3

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit 10.3

SCHEDULE I

to Copyright Security Agreement

Item A.	Copyright/Mask Works

(h) Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

(i) Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

(j) Copyright/Mask Works Applications in Preparation

Country	Docket No.	Expected Filing Date	Author(s)	Title

Item B.	Copyright/Mask Work Licenses

Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

Exhibit 10.3

ANNEX I

to Security Agreement

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of                  , 20     (this “Supplement”), is to the Pledge and Security Agreement, dated as of [            ], 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership, for itself and as agent for the other parties to which the undersigned may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of [            ], 2014 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Unilife Medical Solutions, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lender to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1. Party to Security Agreement, Etc. In accordance with the terms of the Security Agreement, by its signature below, each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.

SECTION 2. Schedules. Each of the undersigned Grantors hereby authorizes the Lender to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Security Agreement.

Exhibit 10.3

SECTION 3. Representations. Each of the undersigned Grantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 5. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 6. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7. Effective. This Supplement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Supplement by email (e.g. “pdf’ or “tiff’) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[Signature Page Follows]

Exhibit 10.3

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

Exhibit 10.3

SCHEDULES

Exhibit 10.3

EXHIBIT D

to Security Agreement

Hikma Security Agreement

[see attached]

Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”‘) is made as of December 18, 2013, by UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (“Unilife”), and UNITRACT SYRINGE PTY LTD., a Western Australia company (“Unitract”; Unilife and Unitract are sometimes hereinafter referred to individually as a “Debtor” and collectively as the “Debtors”), in favor of HIKMA PHARMACEUTICALS LLC, a company registered in Jordan (“Secured Party”).

WHEREAS, pursuant to that certain Binding License, Development and Supply Agreement, dated as of November 18, 2013, as the same may be amended, restated, modified or supplemented and in effect from time to time in accordance with the terms thereof (the “BLDS Agreement”), by and between Secured Party and Unilife, Unilife and Secured Party agreed, among other things, to the terms and conditions upon which Unilife will develop and exclusively supply customized Devices to be filled with Secured Party’s drugs and sold worldwide by Secured Party as drug-device combination products (the “Combination Products”); and

WHEREAS, as a condition to the Secured Party agreeing to enter into the BLDS Agreement, Unilife has agreed to execute, and to cause Unitract to execute, this Agreement in favor of Secured Party to grant liens on and security interests in all of Debtors’ Collateral to secure the Secured Obligations, in each case subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and Agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtors hereby agree as follows;

Definitions.

Defined Terms. As used in this Agreement, the following capitalized terms have the corresponding meanings specified below:

“Agreement” means this Security Agreement, as the same may be amended, restated, modified or supplemented and in effect from time to time in accordance with the terms hereof.

“Collateral” has the meaning assigned to that term in 0.

“Device IPR” means all Intellectual Property relating to the Devices (including, without limitation, the Patents listed in Schedule 0), any know-how associated with the design, construction or manufacture of the Devices, and all improvements, changes, and customization to the Devices.

“Devices” means all “Devices” as defined in the BLDS Agreement, namely the following three types of Devices: (1) a lmL-Long prefillable syringe with 0.5” needle and integrated needle retraction safety mechanism, sold by Debtor under the trade name Unifill®; (2) a 2mL prefillable syringe with a luer connection for intra-venous delivery, without needle retraction, sold by Debtor under the trade name Unifill Nexus™; and (3) a 2mL prefillable syringe with a luer connection for subcutaneous, intra-muscular, or intra-venous delivery, with needle retraction,

Exhibit 10.3

sold by Debtor under (he trade name Unifill Nexus™ Select or Unifill Allure™. For the sake of clarity, the parties understand and agree that Unifill Nexus™ Select and Unifill Allure™ are names for the same devices.

“Equipment IPR” means all Equipment dedicated to or used in the manufacture of the Devices, including the Equipment specified on Schedule 0, but excluding the equipment used for the manufacture of the Unifill.

“Event of Default” means any of the following events:

termination of the BLDS Agreement by Unilife without cause; or

Unilife shall fail to pay any amount owing to Secured Party under the BLDS Agreement (subject to the relevant cure period set forth in the BLDS Agreement) as and when due; or

the occurrence of a material breach of the BLDS Agreement by Unilife (subject to the relevant cure period set forth in the BLDS Agreement); or

either Debtor shall materially breach any term, covenant, representation or other provision of this Agreement; or

any of the Collateral shall be attached or levied upon or seized in any legal adjudication.

if Unilife is adjudicated bankrupt or insolvent or files a petition seeking relief from its creditors under the bankruptcy or insolvency laws of any governing jurisdiction.

“Lien” means any mortgage, deed of trust, grant, pledge, security interest, assignment to a third party, encumbrance, judgment, lien, claim or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, the agreement to any provision for a confession of judgment, cognovit, consent to decree or similar remedy.

“Release Milestones” means that Debtors shall have satisfied and filled when requested all of Secured Party’s purchase orders for Devices for two (2) consecutive years from the later of (1) Debtor’s first shipment of Devices to Hikma in response to a duly issued purchase order, or (2) Debtor’s curing of any Event of Default under the BLDS Agreement.

“Secured Obligations” means, collectively, (a) all obligations of Unilife under the BLDS Agreement, including, without limitation, all obligations of Unilife’s obligation to refund to Secured Party all milestone / development fees, (b) all obligations of either Debtor arising hereunder, and (c) all of Secured Party’s costs and expenses (including without limitation reasonable attorney’s fees and costs) in connection with this Agreement or any other document or instrument, in each case whether for principals premium, interest, fees, or costs and expenses and including interest arising in any bankruptcy or insolvency proceeding.

Exhibit 10.3

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect in the State of New York, unless the context requires application of the Uniform Commercial Code as in effect in another state, in which case such term means the Uniform Commercial Code as in effect in such slate.

“Unilife Approvals” has the meaning given to such term in the BLDS Agreement and shall include all clearances, approvals, permissions, and authorizations secured by either Debtor for the manufacture, distribution, import, marketing or sale of the Devices as part of the Combination Products in the United States, as well as any other jurisdiction.

Other Definition Provisions. References to “Sections” or “Schedules” shall be to Sections or Schedules of this Agreement unless otherwise specifically provided. For purposes hereof, “including” is not limiting and “or” is not exclusive. All capitalized terms defined in the UCC and not otherwise defined herein shall have the respective meanings provided for by the UCC. Any of the terms defined in Schedule 0 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

Grant of Security Interests. To secure the payment and performance of the Secured Obligations, each Debtor hereby grants to Secured Party a lien on, security interest in and right of set-off against any and all right, title and interest in and to all of the following property and interests in property of such Debtor, whether now owned or hereafter created, acquired or arising (all being collectively referred to herein as the “Collateral”):

Unilife Approvals;

the license rights to the Device IPR, specifically, upon an Event of Default, a royalty-free, irrevocable, worldwide license (and entitlement to sublicense and/or assign such license at Secured Party’s absolute discretion) to use the Device IPR, on the basis of exclusivity maintained prior to such Event of Default, to: (i) manufacture and fill the Devices with the Hikma Drugs of the BLDS Agreement, and (ii) sell the Combination Products, in each case, for the remainder of the term of the BLDS Agreement;

Equipment IPR;

Inventory of Devices and components for the manufacture of Devices for orders received from Secured Party, including, without limitation, finished goods and unfinished components; and

all books and records, in whatever form or medium, that at any time evidence or contain information relating to the Collateral or helpful in the collection thereof or realization thereon;

all Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

Exhibit 10.3

all Proceeds and products of the foregoing, and all insurance pertaining to the foregoing and proceeds thereof.

Representations and Warranties. Each Debtor represents and warrants, at the time of this Agreement, to Secured Party as follows:

Binding Obligation; Perfection, This Agreement constitutes a valid and binding obligation of such Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. Secured Party has a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations, and such security interests are entitled to all of the rights, priorities and benefits afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

Organizational Information. Schedule 0 sets forth (i) the full, correct and current name of such Debtor, as its appears in such Debtor’s organizational documents, (ii) any names of such Debtor other than such Debtor’s current name, used during the five (5) year period preceding the date hereof, (iii) such Debtor’s type of organization, (iv) such Debtor’s jurisdiction of organization, and (v) such Debtor’s organizational identification number.

Collateral Locations. Schedule 0 sets forth all addresses at which any Collateral is located, indicating for each whether such location is owned or leased by each Debtor, or owned or operated by a third-party such as a warehouseman, consignee or processor. Schedule 0 indicates which of the foregoing addresses serves as each Debtor’s chief executive office.

No Existing Liens. The Debtors own the Collateral, and will own all after-acquired Collateral, free and clear of any Lien. No effective financing statement or other form of Lien notice covering all or any part of the Collateral is on file in any recording office.

Governmental Authorizations; Consents. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or consent of any other Person is required for (i) the grant by Debtors of the security interests granted hereby or for the execution, delivery or performance of this Agreement by either Debtor; or (ii) the exercise by Secured Party of its rights and remedies hereunder (except as may have been accomplished by or at the direction of either Debtor or Secured Party). Except for the filing of UCC financing statements with the Secretary of State of Delaware, in the case of Unilife, and with the Recorder of Deeds of the District of Columbia, in the case of Unitract, and appropriate filings with the United Stated Patent and Trademark Office, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or consent of any other Person is required for the perfection of the security interests granted hereby. The Parties will, concurrent with the execution of this Agreement, execute a separate Patent Security Agreement attached hereto as Schedule 0 which is suitable for recordation with the United Slated Patent and Trademark Office.

Exhibit 10.3

Intellectual Property.

Schedule 3.6 lists all Collateral consisting of intellectual property (“Intellectual Property”) registered in the name of each Debtor with the U.S. Patent and Trademark Office and U.S. Copyright Office or any similar office of any other jurisdiction.

At the time of this Agreement, all Collateral consisting of Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not knowingly infringe the intellectual property rights of any other person.

At the time of this Agreement, no holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of, or either Debtor’s rights in, any Collateral consisting of Intellectual Property.

At the time of this Agreement, no action or proceeding is pending, or, to the knowledge of either Debtor, threatened, seeking to limit, cancel or question the validity of any Collateral consisting of Intellectual Property or either such Debtor’s ownership interest therein.

Accurate Information. All information heretofore and herein supplied to Secured Party by or on behalf of either Debtor with respect to the Collateral is accurate and complete in all material respects.

Survival of Representations and Warranties. All representations and warranties of Debtors contained in this Agreement shall survive the execution and delivery of this Agreement.

Covenants and Further Assurances.

Name or Entity Changes. Neither Debtor shall change its name, type of organization or jurisdiction of organization, unless such Debtor has given Secured Party not less than twenty (20) days prior written notice thereof.

Intellectual Property.

Neither Debtor (either itself or through licensees) will do any act, or omit to do any act, whereby any patent that is included in the Collateral will become forfeited, abandoned or dedicated to the public, other than the expiration of any such patent at the end of its term.

Neither Debtor (either itself or through licensees) will do any act that knowingly uses any Intellectual Property to infringe the intellectual property rights of any other person.

Debtors will notify Secured Party of the status of any application or registration relating to any Intellectual Property that is included in the Collateral on an annual basis (or within thirty 30 days of a written request by Secured Party) and will notify Secured Party of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding cither Debtor’s ownership of, or the validity of, any such Intellectual Property or either Debtor’s right to register the same or to own and maintain the same.

Exhibit 10.3

Whenever either Debtor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property included in the Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Debtor will report such filing to Secured Party on an annual basis (or within thirty 30 days of a written request by Secured Party). Upon request of Secured Party, such Debtor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as Secured Party may request to evidence the Secured Party’s security interest in any Intellectual Property and the goodwill and general intangibles of such Debtor relating thereto or represented thereby.

Each Debtor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property included in the Collateral, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, in each case if determined by such Debtor in its business judgment to be appropriate and likely to achieve a favorable outcome.

In the event that any Intellectual Property included in the Collateral is infringed, misappropriated or diluted by a third party, Debtors shall (i) take such actions as Debtors shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) promptly notify the Secured Party after it learns thereof and, if reasonably deemed by Debtors to be appropriate under the circumstances, sue for appropriate relief, which may include injunctive relief and damages.

Bailees. No Collateral shall at any time be in the possession or control of any warehouse, consignee, bailee or any of either Debtor’s agents or processors without prior written notice to Secured Party and the receipt by Secured Party, if Secured Party has so requested, of warehouse receipts or bailee lien waivers (as applicable) reasonably satisfactory to Secured Party prior to the commencement of such possession or control. Debtors shall, upon the reasonable request of Secured Party, notify any such warehouse, consignee, bailee, agent or processor of the Secured Party’s security interests in the Collateral, shall instruct such person to hold all such Collateral for Secured Party’s account subject to Secured Party’s instructions and shall obtain an acknowledgement from such person that such person holds the Collateral for Secured Party’s benefit. Secured Party agrees with Debtors that it shall not give any such instructions unless an Event of Default has occurred and is continuing.

General Intangibles. Debtors shall use their best efforts to obtain any consents, waivers or Agreements necessary to enable Secured Party to exercise remedies hereunder with respect to any of either Debtor’s rights under any General Intangibles, including, without limitation, the Unilife Approvals.

Taxes and Claims. Debtors shall pay when due all property and other taxes, assessments and governmental charges imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies); provided that no such tax, assessment or charge need be paid to the extent the same is being contested in good faith and the same may be contested without risk of loss or forfeiture or material impairment of the Collateral or the use thereof.

Exhibit 10.3

Collateral Generally.

Each Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of either Debtor (to the extent such signature is required under the laws of any applicable jurisdiction), which financing statements may describe the Collateral as “all assets” or “all personal property” or words of like import.

Debtors will furnish to Secured Party, from time to time upon request, statements and schedules further identifying, updating, and describing the Collateral and such other information, reports and evidence concerning the Collateral as Secured Party may reasonably request, all in reasonable detail.

Debtors shall not use or permit any Collateral to be used unlawfully or in material violation of any provision of applicable law, or any policy of insurance covering any of the Collateral.

Subject to the next sentence, Debtors shall keep the Collateral (other than Collateral in the possession of Secured Party) at the locations maintained by Debtors and set forth on Schedule 0. Debtors shall give Secured Party not less than twenty (20) days prior written notice of any change in its chief executive office and principal place of business or of any new location of business or any new location for any of the Collateral. With respect to any new location, Debtors shall execute and deliver such instruments, documents and notices and take such actions as may be necessary or desirable, or that Secured Party may reasonably request, to create, perfect and protect its security interest.

Debtors shall keep full and accurate books and records relating to the Collateral.

Except as otherwise permitted herein, Debtors shall not (i) sell, assign to a third party (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except that Debtors may sell Inventory to buyers in the ordinary course of their business; or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure indebtedness of Debtors, or either of them, or any other Person except for the security interests arising under this Agreement.

Beyond the safe custody thereof, Debtors agree that Secured Party shall have no duties concerning the custody and preservation of any Collateral in its possession (or in the possession of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

Exhibit 10.3

Debtors shall not take any action that will impair the rights of Secured Party in the Collateral. Debtors shall at all times maintain insurance with respect to the Collateral reasonably satisfactory to the Secured Party. Debtors assume all liability and responsibility in connection with the Collateral acquired by either of them, and the liability of Debtors to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to either Debtor.

Debtors Remain Liable. Anything herein to the contrary notwithstanding: (i) Debtors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein and shall perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by Secured Party of any of the rights hereunder shall not release either Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; (iii) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of either Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; and (iv) Secured Party shall not have any liability in contract or tort for either Debtor’s acts or omissions.

Other Documents and Actions. Debtors shall, from time to time, at their expense, promptly execute and deliver all further instruments, documents and notices and take all further action that may be necessary or desirable, or that Secured Party may request, in order to create, perfect and protect any Security Interests, or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtors shall: (i) at any reasonable time, upon commercially reasonable prior written notice to Debtors by Secured Party, exhibit the Collateral to allow inspection of the Collateral by Secured Party or persons designated by Secured Party and to examine and make copies of the records of Debtors related thereto, and to discuss the Collateral and the records of Debtors with respect thereto with, and to be advised as to the same by, Debtors’ officers and employees and, after the occurrence and during the continuance of an Event of Default, with any other person which is or may be obligated with respect to any Collateral; and (ii) upon Secured Party’s request, appear in and defend any action or proceeding that may affect either Debtor’s title to or Secured Party’s security interest in the Collateral.

Remedial Provisions.

Following the occurrence of an Event of Default, the Secured Party shall have any and all rights and remedies available at law or in equity, including, without limitation, all rights and remedies of a secured party under the UCC.

Following the occurrence of an Event of Default, Secured Party or its attorneys shall have the right, without notice or demand or legal process (unless the same shall be required by applicable law), personally, or by an agent, (i) to enter upon, occupy and use any premises owned or leased by either Debtor or where the Collateral is located (or is believed to be located)

Exhibit 10.3

until the Secured Obligations are paid in full and satisfied without any obligation to pay rent to either Debtor, to manufacture syringes and other products, to assume Debtor’s rights under the Equipment IPR, and to render the Collateral useable or saleable and to remove the Collateral or any part thereof to the premises of Secured Party for such time as Secured Party may desire in order to effectively collect or liquidate the Collateral and use in connection with such removal any and all services, supplies and other facilities of Debtors; and (ii) to take possession of Debtor’s books and records related to the Collateral, to obtain access to Debtors’ data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner reasonably appropriate.

If any Event of Default shall have occurred and be continuing, Secured Party may, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require Debtors to, and each Debtor hereby agrees that it will, at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at any place or places designated by Secured Party which is reasonably convenient to Secured Party in which event Debtors shall at their own expense (A) forthwith cause the same to be moved to the place or places so designated by Secured Party, (B) store and keep any Collateral so delivered to Secured Party at such place or places pending further action by Secured Party, and (C) while Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral In good condition; and (ii) without notice except as specified below, sell, lease, license or otherwise dispose of the Collateral or any part thereof by one or more contracts, in one or more parcels at public or private sale, and without the necessity of gathering at the place of sale of the property to be sold, at any of Secured Party’s offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party shall have no obligation to marshal any Collateral in favor of cither Debtor or any other Person.

Debtors agree that, to the extent notice of sale shall be required by law, a reasonable authenticated notification of disposition shall be a notification given at least ten (10) days prior to any such sale. At any sale of the Collateral, if permitted by law, Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of Secured Party. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may disclaim any warranties that might arise in connection with the sale, lease, license or other disposition of the Collateral and have no obligation to provide any warranties at such time. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Debtor hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any law now existing or hereafter enacted.

If an Event of Default has occurred, each Debtor hereby irrevocably authorizes and empowers Secured Party, to assert, either directly or on behalf of Debtor, any claims such Debtor

Exhibit 10.3

may have, from time to time, against any other party to any of the Agreements to which such Debtor is a party or to otherwise exercise any right or remedy of such Debtor under any such Agreements (including, without limitation, the right to enforce directly against any party to any such Agreement all of such Debtor’s rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by such Debtor thereunder).

If an Event of Default has occurred, the proceeds of any collection, enforcement, sale or other disposition of, or other realization upon, all or any part of the Collateral shall be applied as determined by the Secured Party in its reasonable discretion.

Debtors acknowledge and agree that a material breach by either or both of them of any of the covenants contained in 0, 0 and 0 hereof will cause irreparable injury to Secured Party and that Secured Party has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Secured Party to seek and obtain specific performance of other obligations of Debtors contained in this Agreement, that the covenants of Debtors contained in such Sections shall be specifically enforceable against Debtors.

No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Attorney-in-Fact. Each Debtor hereby irrevocably appoints Secured Party, its nominee, and any other Person whom Secured Party may designate, as such Debtor’s attorney-in-fact for the purposes of carrying out the terms of this Agreement, with full power after the occurrence and during the continuance of any Event of Default to sign such Debtor’s name on verifications of Collateral; to sign such Debtor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on schedules and assignments of Collateral, on notices of assignment and on public records; and to do all things reasonably necessary to carry out the terms and provisions of this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither Secured Party nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than, and to the extent of, such person’s gross negligence or willful misconduct. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations have been fully paid and satisfied and the security interests granted hereunder shall have terminated in accordance with the terms hereof.

Expenses. Debtors, jointly and severally, hereby agree to promptly pay all fees, costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with (i) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (ii) maintaining and enforcing Secured Party’s Liens and (iii) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of the Collateral.

If Debtors fail to promptly pay any portion of the above costs, fees and expenses when due or to perform any other obligation of Debtors under this Agreement, Secured Party may, at

Exhibit 10.3

its option, but shall not be required to, pay or perform the same and charge Debtors for all fees, costs and expenses incurred therefor, and Debtors, jointly and severally, agree to reimburse Secured Party therefor on demand. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Debtors may become liable hereunder and all fees, costs and expenses (including reasonable attorneys’ fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of its lights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, and shall be secured by the Collateral.

Termination. This Agreement shall terminate and be of no further force or effect at the earliest of: (i) Debtor meets all the Release Milestones; or (ii) the Secured Obligations shall be paid and performed in full. Upon such termination of the Secured Obligations, Secured Party shall promptly deliver to Debtors any Collateral at the time subject to this Agreement and then in Secured Party’s possession or control and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof, and in any and all forms reasonably necessary for Debtors to record the release thereof (collectively, the “Release”) and, except as otherwise provided herein, all of Debtors’ obligations hereunder shall at such time terminate.

Reinstatement. In the event any payment of, or any application of any amount, asset or property to, any of the Secured Obligations, or any part thereof, made at any time (including, without limitation, made prior to any applicable proceeding under the United States Bankruptcy Code or other insolvency law) is rescinded or must otherwise be restored or returned by Secured Party at any time after such payment or application as a result of the United States Bankruptcy Code or other insolvency law, including (without limitation) the application of such law in any proceeding involving either Debtor or any other person, whether by order of any court, by any settlement approved by any court, or otherwise, then the Secured Obligations and Secured Party’s Liens in the Collateral and the other terms and provisions of this Agreement shall be reinstated, all as though such payment or application had never been made. Notwithstanding anything to the contrary in this Agreement, the Secured Obligations shall not be deemed to have been fully paid and satisfied so long as any applicable preference period available under the United States Bankruptcy Code or other insolvency law has not expired with respect to any such payment or application or any part thereof, irrespective of whether all monetary obligations then outstanding have been paid or satisfied.

Notices. All notices, requests and other communications hereunder must be in writing and shall be deemed to have been duly given only if delivered personally or by facsimile transmission or e-mailed with evidence of receipt to the Parties at the following addresses or facsimile numbers:

If to the Secured Party, to:

Hikma Pharmaceuticals PLC

Attn: General Counsel

13 Hanover Square

London W1S 11IW, England

Fax:+44 (0)20 7399 2761

Exhibit 10.3

If to Debtors, to:

Unilife Medicals Solutions, Inc.

Attn: General Counsel

250 Cross Farm Lane

York, Pennsylvania 17406, U.S.A.

Fax: +00 (717) 384-3402

Email: legal@unilife.com

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that neither Debtor may assign its rights or obligations hereunder without the written consent of Secured Party. No sales of participations, other sales, assignments, transfers or other dispositions of any Agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Secured Party hereunder.

Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by Secured Party.

Governing Law. This Agreement, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the internal laws of the State of New York, without regard to conflicts of laws principles that would apply the laws of a jurisdiction other than the State of New York to this Agreement.

WAIVER OF JURY TRIAL. EACH OF THE DEBTORS AND SECURED PARTY HEREBY WAIVES THE RIGHT TO A JURY TRIAL IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS Agreement.

JURISDICTION AND VENUE. EACH DEBTOR IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK OR ANY UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK. EACH DEBTOR, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF IN THE MANNER PROVIDED IN 0 OF THIS AGREEMENT. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVEN1ENS OR ANY SIMILAR BASIS. NEITHER DEBTOR SHALL BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR

Exhibit 10.3

IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE SECURED PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST DEBTORS, OR EITHER OF THEM, IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

Rights and Remedies Cumulative. All rights and remedies of any party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

Further Assurances. Upon the reasonable request of Secured Party, each Debtor shall take any and all actions, including, without limitation, the execution of certificates, documents or instruments, necessary or appropriate to give effect to the transactions described herein or contemplated by this Agreement.

Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire Agreement and understanding among the parties hereto and supersede any and all prior Agreements and understandings, oral or written, relating to the subject matter hereof.

Headings. Headings and captions used in this Agreement are included for convenience of reference and shall not be given any substantive effect.

[Signature Page Follows]

Exhibit 10.3

IN WITNESS WHEREOF, each of the undersigned has executed this Security Agreement as of the date first written above.

DEBTORS:

UNILIFE MEDICAL SOLUTIONS, INC.

By:
	Name:	J. Christopher Naftzger
	Title:	Vice President, General Counsel, Corporate Secretary & CCO

UNITRACT SYRINGE PTY LTD.

By:
	Name:	Alan D. Shortall
	Title:	Director & CEO

SECURED PARTY:

HIKMA PHARMACEUTICALS LLC

By:
Name:
Title:

Exhibit 10.3

Schedules to Security Agreement

Schedule 1.1

Equipment

Manufacturing line for the Unifill Nexus™ and Unifill Allure™ Barrel Sub-Assembly, inclusive of assembly operations, washing and siliconization, and packaging of the barrels into nested tubs;

Manufacturing line for the Needle Sub-Assembly of the Unifill Allure™, inclusive of sealing operations;

Mold and press for manufacturing the Needle Over-Mold which is a component of the Needle Sub-Assembly of the Unifill Allure™;

Assembly line for the Unifill Allure™ Plunger Sub-Assembly (Plunger Rod);

Molds for manufacturing the release ring, barrel tip, plunger rod, tub and tray for Unifill Nexus as well as molds for manufacturing the needle cap, needle retainer, needle hub, and plunger sub-assembly components for Unifill Allure™;

Molds for manufacturing the needle seal, plunger seal and tip cap for Unifill Nexus and Unifill Allure™.

Any additional manufacturing equipment and assets acquired by Unilife to meet Hikma’s future demand for the Devices, or purchased using monies furnished by Hikma under the BLDS Agreement, or otherwise authorized for purchase by the Joint Steering Committee under the BLDS Agreement.

Exhibit 10.3

Schedule 3.2

Legal Name; Prior Names; Organizational Type and Jurisdiction

Legal Name: Unilife Medical Solutions, Inc.

Prior Names: Integrated BioSciences, Inc.

Type of Organization: Corporation

Jurisdiction of Organization: Delaware

Organizational ID: 3613755

Legal Name: Unitract Syringe Pty Ltd

Prior Names: N/A

Type of Organization: Proprietary Company

Jurisdiction of Organization: Western Australia, Australia

Organizational ID: 101 059 723

Exhibit 10.3

Schedule 3.3

Collateral Locations, Chief Executive Office

250 Cross Farm Lane, York, Pennsylvania 17406, U.S.A.

150 South Warner Road, King of Prussia, Pennsylvania 19406, U.S.A.

Exhibit 10.3

Schedule 3.6

Specified Patents

Patent Type	Patent Number	Inventor/Applicant
U.S. Patent	PATENT 6,083,199	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 7,500,967	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,021,333	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,002,745	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,114,050	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,052,654	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 7,935,087	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,167,837	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,361,035	Unitract Syringe Pty. Ltd
International Patent Application	PCT/AU2010/001677	Unitract Syringe Pty. Ltd
International Patent Application	PCT/AU2010/001505	Unitract Syringe Pty. Ltd
U.S. Provisional Patent Application	61/863,113	Unitract Syringe Pty. Ltd
International Patent Application	PCT/AU2011/000515	Unitract Syringe Pty. Ltd
International Patent Application	PCT/AU2012/001376	Unitract Syringe Pty. Ltd
U.S. Provisional Patent Application	61/863,098	Unitract Syringe Pty. Ltd

Exhibit 10.3

Schedule 3.7

NOTICE OF PATENT LICENSE AND SECURITY AGREEMENT

THIS NOTICE OF PATENT LICENSE AND SECURITY AGREEMENT (“NOTICE”) is given on this              day of December, 2013, by and among UNILIFE MEDICAL SOLUTIONS, INC., a company incorporated under the laws of the State of Delaware (“UMSI”), having a principal place of business at 250 Cross Farm Lane, York, Pennsylvania 17406, U.S.A, UNITRACT SYRINGE PTY LTD, a limited propriety company under the laws of Australia, having a registered address at Level 0, 0 Chifley Square, Sydney 2000, New South Wales, Australia (“Unitract”, and collectively with UMSI, “Grantor”) and HIKMA PHARMACEUTICALS LLC, a company registered in Jordan with the company registration number [475] whose registered office is at Bayader Wadi El Seer, Industrial Area, Saleem Bin Al-Hareth St, Building No. 21, P.O. Box 182400, Amman, 11118, Jordan (“Secured Party”).

RECITALS:

A. Grantor is the owner, assignee, licensor, and/or licensee of the U.S. and PCX International patents and patent applications listed on the attached Schedule A (collectively the “Patents”).

B. Pursuant to the terms and conditions of the Security Agreement between Grantor and Secured Party dated the              day of December, 2013 (the “Security Agreement”) and the Binding License, Development and Supply Agreement between the Parties dated the 18” day of November, 2013, as such agreement may be amended from time to time (the “BLDS Agreement”), Grantor has granted Secured Party a security interest in certain collateral to secure Grantor’s obligations under the BLDS Agreement.

C. Pursuant to the terms and conditions of the BLDS Agreement, Grantor has granted Secured Party a security interest in certain rights to license the Patents.

D. Grantor and Secured Party by this instrument seek to confirm and make a record of the grant of the security interest in the license rights to the Patents.

[Remainder of the page intentionally left blank]

Exhibit 10.3

IN WITNESS WHEREOF, the parties have caused this NOTICE to be duly executed by its duly authorized officers as of the date written above.

GRANTORS:

UNILIFE MEDICAL SOLUTIONS, INC.

By:
	Name:	J. Christopher Naftzger
	Title:	Vice President, General Counsel, Corporate Secretary & CCO

UNITRACT SYRINGE PTY LTD.

By:
	Name:	Alan D. Shortall
	Title:	Director & CEO

SECURED PARTY:

HIKMA PHARMACEUTICALS LLC

By:
Name:
Title:

Exhibit 10.3

Schedule A

Patent Type	Patent Number	Assignee
U.S. Patent	PATENT 6,083,199	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 7,500,967	Unitract Syringe Ply. Ltd
U.S. Patent	PATENT 8,021,333	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,002,745	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,114,050	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,052,654	Unitract Syringe Ply. Ltd
U.S. Patent	PATENT 7,935,087	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,167,837	Unitract Syringe Pty. Ltd
U.S. Patent	PATENT 8,361,035	Unitract Syringe Pty. Ltd
International Patent Application	PCT/AU2010/001677	Unitract Syringe Ply. Ltd
International Patent Application	PCT/AU2010/001505	Unitract Syringe Pty. Ltd
U.S. Provisional Patent Application	61/863,113	Unitract Syringe Pty. Ltd
International Patent Application	PCT/AU2011/000515	Unitract Syringe Pty. Ltd
International Patent Application	PCT/AU2012/001376	Unitract Syringe Pty. Ltd
U.S. Provisional Patent Application	61/863,098	Unitract Syringe Pty. Ltd